                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-6324

Exact name of registrant as specified in charter:
Delaware Group Global & International Funds

Address of principal executive offices:
2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:
David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant's telephone number, including area code:  (800) 523-1918

Date of fiscal year end: November 30

Date of reporting period: November 30, 2005

Item 1.  Reports to Stockholders



                                             Delaware
                                             Investments(R)
                                             -----------------------------------
                                             A member of Lincoln Financial Group


INTERNATIONAL












ANNUAL REPORT NOVEMBER 30, 2005
--------------------------------------------------------------------------------
              DELAWARE INTERNATIONAL VALUE EQUITY FUND

              DELAWARE EMERGING MARKETS FUND

              DELAWARE INTERNATIONAL SMALL CAP VALUE FUND



















[GRAPHIC] POWERED BY RESEARCH(R)

TABLE
  OF CONTENTS

--------------------------------------------------------------
PORTFOLIO MANAGEMENT REVIEWS                                 1
--------------------------------------------------------------
PERFORMANCE SUMMARIES                                        8
--------------------------------------------------------------
DISCLOSURE OF FUND EXPENSES                                 14
--------------------------------------------------------------
SECTOR ALLOCATIONS                                          16
--------------------------------------------------------------
FINANCIAL STATEMENTS:

    Statements of Net Assets                                18

    Statements of Operations                                26

    Statements of Changes in Net Assets                     27

    Financial Highlights                                    28

    Notes to FinancialStatements                            41
--------------------------------------------------------------
REPORT OF INDEPENDENT REGISTERED
   PUBLIC ACCOUNTING FIRM                                   47
--------------------------------------------------------------
OTHER FUND INFORMATION                                      48
--------------------------------------------------------------
BOARD OF TRUSTEES/DIRECTORS AND OFFICERS                    50
--------------------------------------------------------------
ABOUT THE ORGANIZATION                                      52
--------------------------------------------------------------














Funds are not FDIC insured and are not guaranteed.It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) 2006 Delaware Distributors, L.P.

                                        DELAWARE INTERNATIONAL VALUE EQUITY FUND
PORTFOLIO                               December 13, 2005
  MANAGEMENT REVIEW


FUND MANAGERS
Clive A. Gillmore
Senior Portfolio Manager & Deputy Managing Director
Mondrian Investment Partners Limited

Nigel G. May
Senior Portfolio Manager, Director & Chief Investment Officer --
Developed Equities
Mondrian Investment Partners Limited

Emma R.E. Lewis
Senior Portfolio Manager
Mondrian Investment Partners Limited

Q: CAN YOU TELL US ABOUT THE ENVIRONMENT FOR ESTABLISHED INTERNATIONAL MARKETS OVER THE LAST 12 MONTHS?
A: The global economy was generally strong during the year. Increased demand for energy and other commodities, rising interest rates, and election surprises often drove the direction of many international equity markets. The continued robust growth of the Chinese economy was an important factor in evaluating global economic conditions. For instance, the demand for oil in China rose a remarkable 16% in 2004 alone. The combined effects of strong Chinese demand and a robust U.S. consumer have prompted large increases in the prices of copper, coking coal, and iron ore.

The impact of this demand was felt worldwide. Within the European Union, oil-producing countries such as Norway, Austria, the Netherlands, and the U.K. have benefited from oil price increases, while other European markets suffered. In the pacific region, trade with China is an important factor driving economic growth in neighboring countries - chiefly Australia, New Zealand, Hong Kong, and Singapore.

Rising prices for energy and basic materials can be inflationary. As a result, we have seen action from central banks to deal with the threat. The U.S. Federal Reserve has gradually tightened rates throughout the year. In November 2004, the People's Bank of China raised interest rates for the first time in nine years. In addition, recent changes in Chinese lending policies removed the ceiling on bank lending rates and effectively allowed banks to start pricing in risk.

Finally, investor expectations were boosted in the key markets of Japan and Germany, based on the hope that structural reforms would soon be instituted in those countries. In both nations, surprise elections were called in 2005. The markets rallied smartly in the expectation that business-friendly reforms would soon be implemented, although the German market soon fell back when a less business-friendly coalition resulted from the election.

Q: HOW DID DELAWARE INTERNATIONAL VALUE EQUITY FUND PERFORM LAST YEAR?
A: For the fiscal year ended November 30, 2005, Class A shares of Delaware International Value Equity Fund returned +12.35% at net asset value and +5.87% at their maximum offer price (both figures reflect all distributions reinvested). For complete, annualized Fund performance, see the table on page 8.

By comparison, the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index gained 13.72% for the same period.

Q: WHAT STRATEGIES DID THE FUND EMPLOY DURING THE PERIOD?
A: We employ a focused, value-oriented investment style. The management team invests in stocks and markets where rigorous dividend discount analysis isolates value in terms of the long-term flow of dividends. This philosophy led us to overweight the countries in the pacific region (with the exception of Japan), as they exhibited convincing value. In Europe, we favored the Netherlands and Spain, and at fiscal year end had no holdings in Scandinavian countries or Switzerland. This geographical allocation remains in place going forward.

The general consensus outlook for Germany is one of low economic growth, although the short-term outlook has been brightened by buoyant exports. Germany's industrial base is being hollowed out as domestic and overseas businesses move away from this highly expensive, highly regulated production base to more investor-friendly locations, often in the new European Union states to the east. Furthermore, the country has one of the weakest demographic profiles in Europe, with a rapidly growing number of retirees and a near-static working age population. Without radical reform, the country's public finances face significant long-term problems. The Fund now has a smaller allocation to Germany than does the MSCI EAFE Index.

Similarly, we remain skeptical that there is any compelling long-term value in the Japanese stock market; in part, this opinion is due to weak demographics and the slow pace of proposed reforms. Reform appeared to be at the heart of the recent general election, won convincingly by Prime Minister Junichiro Koizumi without the wholehearted support of his political party, the Liberal Democratic Party (LDP). But the argument that long-term structural reform will take place is not compelling. As such, we believe current investor enthusiasm for the Japanese market shows a misunderstanding of the underlying nature of reform in Japan. While Japan remains a significant portion of the MSCI EAFE Index, the Fund has held a lesser weighting than the index in Japan for a number of years, and continues to be positioned as such.

Q: WHAT WERE SOME OF THE STOCKS THAT PERFORMED WELL DURING THE FISCAL YEAR?
A: The Fund's best-performing stock was Sasol, a South African producer of gas and diesel fuel. Sasol is a long-time leader in the technology for producing gasoline from coal and is making attractive returns from the by-products of this process.

Other stocks that performed well include Rio Tinto and Bayer. Rio Tinto shares are listed on exchanges in both the U.K. and Australia. It is a mining company that produces coal, gold, copper and other metals. Its performance last year was driven by the growth in commodity prices.

Bayer is a German bank that advanced strongly on news of a buyout offer by Italian bank Unicredito. In addition, the German commercial real estate market appears to have stabilized, which is good news for the stock.

Q: CAN YOU TELL US ABOUT SOME INVESTMENTS THAT DID NOT PERFORM WELL LAST YEAR?
A: The stock of Boots Group fell by nearly 10% in dollar terms last year. Boots is a U.K.-based retailer that has suffered in the current U.K. retail malaise; in addition, skepticism regarding the benefits of a possible merger with Alliance Unichem has held back the share price.

Other stocks that did not perform well include Amcor and West Japan Railway. Amcor is an Australian manufacturer of packaging products that has been adversely impacted by rising production costs, particularly in its flexible packaging division. In a difficult environment for major Amcor customers such as Unilever and Nestle, Amcor had to absorb around 10% of the cost increases, putting profits under pressure.

West Japan Railway's stock price has been depressed following a train crash in April 2005. The company was troubled by reduced revenue and increased capital expenditures for safety improvements. Furthermore, the cost of renovating and expanding the Osaka rail station has dampened revenues while the work is in progress.

                                                  DELAWARE EMERGING MARKETS FUND
PORTFOLIO                                         December 13, 2005
  MANAGEMENT REVIEW

FUND MANAGERS:

Clive A. Gillmore
Senior Portfolio Manager & Deputy Managing Director
Mondrian Investment Partners Limited

Robert Akester
Senior Portfolio Manager
Mondrian Investment Partners Limited

Q: HOW DID EMERGING MARKETS PERFORM DURING THE FISCAL YEAR?
A: As they have for the past several years, emerging markets outran virtually all developed market indices. These markets continue to attract the attention of investors seeking alternative investment ideas, and cash flows into the asset class grew over the period (source: AMG Data Services). The Morgan Stanley Capital International Emerging Markets (MSCI EM) Index - the Fund's benchmark - gained 33.13% for the year ended November 30, 2005. Some of the strongest-performing markets were Korea, Brazil, and Russia, which returned 44%, 65%, and 56%, respectively. Egypt had a phenomenal year; its stocks gained 151% (all country returns based on MSCI country indices).

Q: HOW DID DELAWARE EMERGING MARKETS FUND PERFORM VERSUS ITS BENCHMARK INDEX?
A: For the fiscal year ended November 30, 2005, Class A shares of Delaware Emerging Markets Fund returned +27.42% at net asset value and +20.08% at their maximum offer price (both figures reflect all distributions reinvested), trailing the gains made by the benchmark index, mentioned above. For complete, annualized Fund performance, see the table on page 10.

During such a strong period for these markets, it came as no surprise to us that we wouldn't be leading the index. We believe that one of the great strengths of our conservative, value-oriented approach is a focus on positioning the Fund to capture most of the upside while holding ground during less buoyant times.

Over the fiscal year, more of the Fund's gains were attributable to our market positioning than to individual stock selection. This is an aspect of the Fund's defensive characteristics: we're looking for stocks that will protect against any potential collapse in markets.

Our lesser weighting than the benchmark in the Taiwanese market is a case in point. Taiwan lagged behind the index throughout the period. We have been underweight in Taiwan for a number of reasons. Much manufacturing is moving to mainland China, and a large proportion of Taiwan's share of the index is tied up with technology companies where forecasting risk is unusually high.

Other countries in which our weightings differed from the benchmark and influenced comparative performance included Russia and Malaysia. Our defensive posture in Russia has been primarily due to the potential unsustainability of high oil prices, along with the corporate governance risks posed by investing in some of the leading Russian names. This position worked against us for the short term. The Fund also suffered in Malaysia, a market we view as being cheap. During this bullish fiscal period, however, Malaysia did not get much attention from investors and the market was in fact down 3% for the fiscal year.

Q: WHAT OTHER MARKETS IMPACTED THE FUND'S PERFORMANCE?
A: We made several correct assessments in some of the fringe emerging markets. Egypt, as noted above, has been a spectacularly strong market over the 12-month period, and we have made gains in the market.

Q: WHAT INDIVIDUAL STOCKS INFLUENCED PERFORMANCE?
A: When evaluating performance relative to our benchmark, one story included the stocks that we chose not to hold in China due to our value-oriented strategy. We felt that oil stocks were already too well recognized by other investors. Strong performers in oil that drove index performance, like PetroChina and the China National Oil Company, were not held by the Fund, while our non-index position in Guangshen Railway was down significantly.

South Africa's Sasol was a notably strong performer for the Fund. Sasol's proprietary technology enables energy producers to make gasoline and other liquid fuel products out of coal or natural gas. This has obvious attractions to countries with no oil reserves. Two other standouts for the year were Russia's LUKOIL and Brazil-based Companhia Vale do Rio Doce. The latter is the world's biggest iron ore producer and has done quite well as a company in the past year, as iron ore prices skyrocketed based on heavy demand.

Q: CAN YOU DESCRIBE YOUR STRATEGY IN SELECTING AND HOLDING SECURITIES FOR THE FUND?
A: Fundamental to our strategy is a strong value emphasis at both country and individual security level. We seek long-term capital appreciation, and we rely on the dividend discount model, which compares the inflation-adjusted value of a market or stock's expected income with its current price. We conduct intensive analysis into the flow of dividends likely to be generated by each potential investment. We travel frequently around the globe to meet with and evaluate the management teams of companies under consideration.

Our analysis does not stop at our most likely expectations, however, putting at least as much emphasis on determining how bad things could be if we are wrong.

Q: WHAT ELSE SHOULD SHAREHOLDERS CONSIDER ABOUT THE RISKS INHERENT IN THIS ASSET CLASS?
A: Even after three years of outperformance, we believe emerging markets still offer many inherent attractions to investors. We believe that when comparing emerging markets to developed markets on any of the basic valuation measures - such as price-earnings ratio, dividend yield, and price-to- book - the case can be made that emerging markets generally remain cheap.

Nevertheless, there are risks involved. A key for emerging market shareholders is commitment to the long-term and to diversification. Inefficiencies in information remain that can make the markets in which the Fund invests quite volatile - capable of both significant gain or loss over shorter periods.
The asset class can be a potent diversifier in a portfolio, and for investors with a medium to long-term time horizon, may provide an exciting opportunity.

                                     DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
PORTFOLIO                            December 13, 2005
  MANAGEMENT REVIEW


FUND MANAGERS
Clive A. Gillmore
Senior Portfolio Manager & Deputy Managing Director
Mondrian Investment Partners Limited

Ormala Krishnan
Senior Portfolio Manager
Mondrian Investment Partners Limited

Q: HOW DID THE INTERNATIONAL SMALL-CAP EQUITY MARKETS PERFORM DURING THE FISCAL YEAR?
A: Strength in overseas markets continues to propel non-U.S. small-cap stocks. The international small-cap equity asset class turned in strong performance for the year, extending its run of strong returns to more than three years. The S&P/Citigroup World ex-U.S. Extended Market Index posted gains of +20.4% for the fiscal year ended November 30, 2005. Although this represented a downtick from the gains seen in the two previous fiscal years, a number of stocks in this asset class posted spectacular returns.

Q: HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
A: For the fiscal year ended November 30, 2005, Class A shares of Delaware International Small Cap Value Fund returned +12.97% at net asset value and +6.47% at their maximum offer price (both figures reflect all distributions reinvested), trailing the gains made by the benchmark index, mentioned above. For complete annualized Fund performance, see the table on page 12.

Q: CAN YOU EXPLAIN THE FUND'S UNDERPERFORMANCE WITH RESPECT TO ITS BENCHMARK?
A: We adhere to a defensive, value-driven style, and typically do not expect to outperform the index in periods when markets are extremely bullish. With our long-term investment horizon, we generally do not expect to capture 100% of upside performance in fast-rising markets, seeking cumulative positive results over a much longer period.

That said, a number of our holdings posted strong absolute returns for the fiscal year. The biggest contributors to our performance this fiscal year came from holdings in Singapore and the Netherlands. We are more heavily weighted than the benchmark in both markets. What most hurt the Fund's performance relative to our benchmark was our overweight position in Hong Kong companies.

Q: WHAT HAPPENED IN HONG KONG DURING THE PERIOD?
A: Concerns about the impact of rising interest rates on the cyclical recovery of the Hong Kong economy hindered this market; many companies were affected in terms of performance. (Hong Kong's currency is pegged to the U.S. dollar, and interest rates there tend to follow U.S. interest rates). In addition, the textile trade disputes among China, the U.S., and Europe have impacted textile-related stocks in Hong Kong.

Fountain Set Holdings, a leading manufacturer and supplier of knitted cotton fabrics, was one of the Fund's worst performers. Fountain Set fell from the start of 2005 to October. The stock has recovered some of that loss since international textile trade disputes were resolved in November, and we continue to hold it. Despite lingering uncertainties, we believe that the textile industry offers strong long-term growth prospects, particularly in Asian markets.

Within the Fund's Hong Kong allocation, it is important to note that there are several stocks with Hong Kong management and listings, but with manufacturing in China. These holdings are globally diversified and hold dominant positions in their niche markets; we believe they are well positioned to grow.

Q: CAN YOU NAME OTHER FUND HOLDINGS THAT SAW BIG SHIFTS IN PERFORMANCE THIS
YEAR?
A: Some of the best-performing companies in the portfolio were small oil and gas services companies. The Fund, with its small-cap focus, does not hold major oil company stocks, but our oil and gas service providers benefited from a rise in exploration and production by the larger corporations. One of our top contributors to performance was Singapore-based SembCorp Marine. SembCorp focuses on ship repair and offshore oil and gas activities like floating production systems and rig building. The company has benefited from increased activity on both fronts.

In terms of ship repair, Singapore has a strategic position between Middle East oil producers and oil-consuming markets like Japan and Korea. Shipping companies tend to postpone repairs to exploit high freight rates. Ship repair revenue at SembCorp had been at an all time low due to high freight rates but recovered this past year after the peak of the freight rate cycle.

Furgo, based in the Netherlands, is a service provider in a different market segment than SembCorp. A dominant player in offshore geological and seismic survey, it's more of an early cycle company.

U.K.-based Expro International Group provides technology that enhances the efficiency of oil wells and optimizes production of oil fields. Seventy percent of Expro's revenue is dependent on clients' operational spending, which continues throughout the lifecycle of each oilfield, leading to more predictable business flows. It also made gains on the year.

On the negative side, one of the Fund's most volatile performers was Multiplex Group, an Australian property development, construction, and investment company. We originally bought the stock due to its strong fundamentals. During the period, its share price subsequently tumbled to historical lows because of problems with a flagship project - Wembley Stadium in the U.K. We continue to believe that fundamentals at Multiplex are intact, and purchased more of the stock at these levels. In our view, the company has a very strong balance sheet, order visibility, and stability from its REIT portfolio.

Q: WHICH MARKETS ARE YOU MOST CAUTIOUS ABOUT?
We have continued to maintain our underweight versus the benchmark in Japan. Although we've seen a change towards a shareholder focus among the larger Japanese names, this is less true of small-cap companies. A lack of a progressive dividend policy continues to make many Japanese small-caps relatively unattractive in terms of valuations, as implied by our in-house dividend discount methodology.

Japan notwithstanding, we believe that the asset class in general remains attractive. International small caps are inefficient: there's a huge universe of under-researched stocks, and mispricings still exist. In short, we believe these stocks continue to offer growth potential to prudent investors.

                       This page intentionally left blank.

DELAWARE
  INTERNATIONAL VALUE EQUITY FUND


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/ performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware International Value Equity Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

FUND PERFORMANCE
Average Annual Total Returns

Through November 30, 2005                                Lifetime  10 Years  Five Years  One Year
-------------------------------------------------------------------------------------------------
Class A (Est. 10/31/91)
Excluding Sales Charge                                     +8.46%    +8.40%     +8.39%    +12.35%
Including Sales Charge                                     +8.00%    +7.76%     +7.11%     +5.87%

-------------------------------------------------------------------------------------------------
Class B (Est. 9/6/94)
Excluding Sales Charge                                     +6.97%    +7.79%     +7.62%    +11.53%
Including Sales Charge                                     +6.97%    +7.79%     +7.29%     +7.53%

-------------------------------------------------------------------------------------------------
Class C (Est. 11/29/95)
Excluding Sales Charge                                     +7.61%    +7.65%     +7.62%    +11.55%
Including Sales Charge                                     +7.61%    +7.65%     +7.62%    +10.55%

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime and 10-year performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total return for the lifetime and one-year periods ended November 30, 2005 for Delaware International Value Equity Fund's Class R shares were +20.94% and +12.04%, respectively. Class R shares were first made available on June 2, 2003 and are available only for certain retirement plan products. They are sold without a sales charge and have an annual distribution and service fee of 0.60%. Effective August 1, 2005, the Distributor contracted to limit this amount to 0.50% through March 31, 2006.

The average annual total returns for the lifetime (since 10/31/91), 10-year, five-year, and one-year periods ended November 30, 2005 for Delaware International Value Equity Fund's Institutional Class shares were +8.75%, +8.72%, +8.69%, and +12.67%, respectively. Institutional Class shares were first made available on November 9, 1992 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts. Institutional class performance prior to November 9, 1992 is based on Class A performance and was adjusted to eliminate the sales charge, but not the asset-based distribution charge of Class A shares.

An expense limitation was in effect for all classes of Delaware International Value Equity Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:  DEQIX

Nasdaq Class R symbol:              DIVRX

FUND BASICS
As of November 30, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks long-term growth without undue risk to principal.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$911 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

54

--------------------------------------------------------------------------------
FUND START DATE:

October 31, 1991

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Clive A. Gillmore is a graduate of the University of Warwick and the London Business School of Investment Management program. Mr. Gillmore joined Mondrian in 1990 after serving in the investment management field for eight years. He previously was senior portfolio manager at Hill Samuel Investment Management Ltd.

Nigel G. May is a graduate of Sidney Sussex College, Cambridge University. He joined Mondrian in 1991, assuming portfolio management responsibilities and sharing analytical responsibilities for continental Europe. Mr. May had previously been with Hill Samuel Investment Management Ltd. for five years.

Emma R.E. Lewis is a graduate of Pembroke College, Oxford University. Before joining Mondrian in 1995, she worked in private-client investment management at ABN Bank, then served as an analyst at Fuji Investment Management in London. Ms. Lewis follows markets in the Pacific Basin.

--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DEGIX
Class B  DEIEX
Class C  DEGCX

PERFORMANCE OF A $10,000 INVESTMENT
November 30, 1995 through November 30, 2005


         Delaware International Value Equity Fund -- Class A Shares MSCI EAFE Index

30-Nov-95          9,425    10,000
30-Nov-96         11,707    11,209
30-Nov-97         12,090    11,196
30-Nov-98         13,147    13,074
30-Nov-99         14,063    15,876
30-Nov-00         14,116    14,374
30-Nov-01         12,940    11,662
30-Nov-02         11,963    10,238
30-Nov-03         15,178    12,772
30-Nov-04         18,794    15,921
30-Nov-05         21,116    18,106


Chart assumes $10,000 invested on November 30, 1995 and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance of other Fund classes will vary due to different charges and expenses. Returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

DELAWARE
  EMERGING MARKETS FUND

The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/ performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware Emerging Markets Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change. Instances of high double-digit returns are highly unusual and cannot be sustained and were achieved primarily during favorable market conditions.

FUND PERFORMANCE
Average Annual Total Returns

Through November 30, 2005                                          Lifetime  Five Years  One Year
-------------------------------------------------------------------------------------------------
Class A (Est. 6/10/96)
Excluding Sales Charge                                               +8.59%    +24.50%    +27.42%
Including Sales Charge                                               +7.91%    +23.04%    +20.08%
-------------------------------------------------------------------------------------------------
Class B (Est. 6/10/96)
Excluding Sales Charge                                               +7.93%    +23.60%    +26.47%
Including Sales Charge                                               +7.93%    +23.41%    +22.47%
-------------------------------------------------------------------------------------------------
Class C (Est. 6/10/96)
Excluding Sales Charge                                               +7.80%    +23.62%    +26.51%
Including Sales Charge                                               +7.80%    +23.62%    +25.51%
-------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. The Distributor has agreed to limit this amount to 0.25% through March 31, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%. Lifetime performance figures for Class B shares reflect conversion to Class A shares after eight years.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2005 for Delaware Emerging Markets Fund's Institutional Class shares were +8.90%, +24.83%, and +27.73%, respectively. Institutional Class shares were first made available on June 10, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware Emerging Markets Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol:  DEMIX

FUND BASICS
As of November 30, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$1.2 billion

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

81

--------------------------------------------------------------------------------
FUND START DATE:

June 10, 1996

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Clive A. Gillmore is a graduate of the University of Warwick and the London Business School of Investment Management program. Mr. Gillmore joined Mondrian in 1990 after serving in the investment management field for eight years. He previously was senior portfolio manager at Hill Samuel Investment Management Ltd.

Robert Akester is a graduate of University College, London. He joined Mondrian in 1996 and has more than 30 years of investment experience. Mr. Akester is an Associate of the Institute of Actuaries.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DEMAX
Class B  DEMBX
Class C  DEMCX
--------------------------------------------------------------------------------


PERFORMANCE OF A $50,000 INVESTMENT
June 10, 1996 (Fund's inception) through November 30, 2005

         Delaware Emerging Markets Fund -- Class A Shares
         MSCI Emerging Markets Free Index

                    Jul. O01 47,125
                    Aug. O01 47,360.6  50,000
                    Sep. O01 46,981.7  47,690
                    Oct. O01 48,480.5  41,356.8
                    Nov. O01 33,131.5  32,084.6
                    Dec. O01 41,328.3  46,679.9
                    Jan. O02 34,393.4  35,649.4
                    Feb. O02 36,144    33,022.1
                    Mar. O02 38,536.8  34,656.6
                    Apr. O02 59,350.5  48,820.8
                    May  O02 80,722.6  62,920.2
                    Jun. O02 102,857   83,765.7

Chart assumes $50,000 invested on June 10, 1996, and includes the effect of a 5.75% front-end sales charge and the reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. The chart also assumes $50,000 invested in the MSCI Emerging Markets Free Index at that month's end, June 30, 1996. The $50,000 reflects the minimum initial investment required by the Fund, effective July 6, 2005. After June 30, 1996, returns plotted on the chart were as of the last day of each month shown. The MSCI EMF Index is an unmanaged composite of international stocks in emerging market countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

DELAWARE
  INTERNATIONAL SMALL CAP VALUE FUND


The performance data quoted represent past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please obtain the performance data for the most recent month end by calling 800 523-1918 or visiting our Web site at www.delawareinvestments.com/ performance. You should consider the investment objectives, risks, charges, and expenses of the investment carefully before investing. The Delaware International Small Cap Value Fund prospectus contains this and other important information about the Fund. Please request a prospectus by calling 800 523-1918. Read it carefully before you invest or send money. Performance includes reinvestment of all distributions and is subject to change.

FUND PERFORMANCE
Average Annual Total Returns

Through November 30, 2005                                          Lifetime Five Years   One Year
-------------------------------------------------------------------------------------------------
Class A (Est. 12/19/97)
Excluding Sales Charge                                               +9.69%    +11.14%    +12.97%
Including Sales Charge                                               +8.88%     +9.83%     +6.47%
-------------------------------------------------------------------------------------------------
Class B (Est. 9/28/01)
Excluding Sales Charge                                              +15.36%               +12.11%
Including Sales Charge                                              +15.02%                +8.11%
-------------------------------------------------------------------------------------------------
Class C (Est. 9/28/01)
Excluding Sales Charge                                              +15.38%               +12.10%
Including Sales Charge                                              +15.38%               +11.10%
-------------------------------------------------------------------------------------------------

Returns reflect the reinvestment of all distributions and any applicable sales charges as noted below. Performance for Class B and C shares, excluding sales charges, assumes either that contingent deferred sales charges did not apply or the investment was not redeemed.

The Fund offers Class A, B, C, R, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75% and have an annual distribution and service fee of up to 0.30%. The Distributor has agreed to limit this amount to 0.25% through March 31, 2006.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended November 30, 2005 for Delaware International Small Cap Value Fund's Institutional Class shares were +9.85%, +11.39%, and +13.28%, respectively. Institutional Class shares were first made available on December 19, 1997 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware International Small Cap Value Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DABIX

FUND BASICS
As of November 30, 2005

--------------------------------------------------------------------------------
FUND OBJECTIVE:

The Fund seeks long-term capital appreciation.

--------------------------------------------------------------------------------
TOTAL FUND NET ASSETS:

$35 million

--------------------------------------------------------------------------------
NUMBER OF HOLDINGS:

76

--------------------------------------------------------------------------------
FUND START DATE:

December 19, 1997

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
YOUR FUND MANAGERS:

Clive A. Gillmore is a graduate of the University of Warwick and the London Business School of Investment Management program. Mr. Gillmore joined Mondrian in 1990 after serving in the investment management field for eight years. He previously was senior portfolio manager at Hill Samuel Investment Management Ltd.

Ormala Krishnan joined Mondrian in May 2000 and currently heads the international small-capitalization team. She started her investment career in 1993 with Koeneman Capital Management, Singapore (acquired by DBS Asset Management in 1998), building quantitative investment models, before becoming a portfolio manager with country responsibilities for Japan, Thailand, and Indonesia equity markets. She has also worked as an investment consultant with William M. Mercer Ltd. in London before moving to Mondrian.
--------------------------------------------------------------------------------
NASDAQ SYMBOLS:

Class A  DABAX
Class B  DABBX
Class C  DABCX
--------------------------------------------------------------------------------

PERFORMANCE OF A $10,000 INVESTMENT
December 19, 1997 (Fund's inception) through November 30, 2005

         Delaware International Small Cap Value -- Class A Shares
         S&P/Citigroup World ex-U.S. Extended Market Index
         MSCI EAFE Index

               19-Dec-97         9,425
               31-Dec-97         9,513.6   10,000    10,000
               30-Nov-98         9,979.76  11,574    10,717
               30-Nov-99         12,249.2  14,054.3  12,433.9
               30-Nov-00         11,597.5  12,724.8  11,184.3
               30-Nov-01         11,239.1  10,323.6  9,589.38
               30-Nov-02         9,752.2   9,063.09  8,825.11
               30-Nov-03         13,845.2  11,306.2  1,2266
               30-Nov-04         17,409    14,094.3  15,612.2
               30-Nov-05         19,666.9  16,028.1  18,800.2

The chart assumes $10,000 invested on December 19, 1997 and includes the effect of a 5.75% front-end sales charge and reinvestment of all distributions. Performance for other Fund classes will vary due to differing charges and expenses. All performance as of September 21, 2001 reflects an asset-based distribution charge of up to 0.30% of total net assets. The chart also assumes $10,000 invested in the MSCI EAFE Index and the S&P/Citigroup World ex-U.S. Extended Market Index at that month's end, December 31, 1997. After December 31, 1997, returns plotted on the chart were as of the last day of each month shown. The MSCI EAFE Index is an unmanaged composite of international stocks in Europe, Australasia, and the Far East. The S&P/Citigroup World ex-U.S. Extended Market Index is an unmanaged composite of primarily smaller company stocks from developed foreign countries. An index is unmanaged and does not reflect the costs of operating a mutual fund, such as the costs of buying, selling, and holding securities. You cannot invest directly in an index. The performance graph does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares. An expense limitation was in effect for the period shown. Performance would have been lower had the expense limitation not been in effect. Past performance is not a guarantee of future results.

DISCLOSURE                      For the Period June 1, 2005 to November 30, 2005
  OF FUND EXPENSES


As a shareholder of a Fund, you incur two types of costs:
(1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period June 1, 2005 to November 30, 2005.

ACTUAL EXPENSES
The first section of the tables shown, "Actual Fund Return," provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second section of the tables shown, "Hypothetical 5% Return," provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The Fund's actual expenses shown in the table reflect fee waivers in effect. The expenses shown in each table assume reinvestment of all dividends and distributions.

In each case "Expenses Paid During Period" are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

DELAWARE INTERNATIONAL VALUE EQUITY FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                             Expenses
                       Beginning   Ending                  Paid During
                        Account    Account     Annualized     Period
                         Value      Value        Expense    6/1/05 to
                        6/1/05    11/30/05        Ratio      11/30/05
----------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                $1,000.00  $1,090.80       1.51%       $ 7.91
Class B                 1,000.00   1,086.80       2.21%        11.56
Class C                 1,000.00   1,086.90       2.21%        11.56
Class R                 1,000.00   1,089.30       1.73%         9.06
Institutional Class     1,000.00   1,092.40       1.21%         6.35
----------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                $1,000.00  $1,017.50       1.51%       $ 7.64
Class B                 1,000.00   1,013.99       2.21%        11.16
Class C                 1,000.00   1,013.99       2.21%        11.16
Class R                 1,000.00   1,016.39       1.73%         8.75
Institutional Class     1,000.00   1,019.00       1.21%         6.12
----------------------------------------------------------------------

DELAWARE EMERGING MARKETS FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                            Expenses
                       Beginning   Ending                  Paid During
                        Account    Account      Annualized    Period
                         Value      Value        Expense     6/1/05 to
                        6/1/05    11/30/05        Ratio      11/30/05
----------------------------------------------------------------------
ACTUAL FUND RETURN
Class A                $1,000.00  $1,183.30       2.03%       $11.11
Class B                 1,000.00   1,179.60       2.78%        15.19
Class C                 1,000.00   1,179.10       2.78%        15.19
Institutional Class     1,000.00   1,184.60       1.78%         9.75
----------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
Class A                $1,000.00  $1,014.89       2.03%       $10.25
Class B                 1,000.00   1,011.13       2.78%        14.01
Class C                 1,000.00   1,011.13       2.78%        14.01
Institutional Class     1,000.00   1,016.15       1.78%         8.99
----------------------------------------------------------------------

INTERNATIONAL SMALL CAP VALUE FUND*
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                            Expenses
                       Beginning   Ending                  Paid During
                        Account    Account      Annualized    Period
                         Value      Value        Expense    6/1/05 to
                        6/1/05    11/30/05        Ratio      11/30/05
----------------------------------------------------------------------
ACTUAL FUND RETURN
A Class                $1,000.00  $1,072.70       1.94%       $10.08
B Class                 1,000.00   1,067.70       2.69%        13.94
C Class                 1,000.00   1,067.70       2.69%        13.94
Institutional Class     1,000.00   1,073.40       1.69%         8.78
----------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
A Class                $1,000.00  $1,015.34       1.94%       $ 9.80
B Class                 1,000.00   1,011.58       2.69%        13.56
C Class                 1,000.00   1,011.58       2.69%        13.56
Institutional Class     1,000.00   1,016.60       1.69%         8.54
----------------------------------------------------------------------

*Effective March 30, 2006, the Fund's investment advisory fee will be reduced from 1.25% to 0.85% of the Fund's average daily net assets. The expense analysis below reflects this reduction.

DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
EXPENSE ANALYSIS OF AN INVESTMENT OF $1,000

                                                            Expenses
                       Beginning   Ending                  Paid During
                        Account    Account      Annualized    Period
                         Value      Value        Expense    6/1/05 to
                        6/1/05    11/30/05        Ratio     11/30/05
----------------------------------------------------------------------
ACTUAL FUND RETURN
A Class                $1,000.00  $1,072.70       1.53%       $ 7.95
B Class                 1,000.00   1,067.70       2.28%        11.82
C Class                 1,000.00   1,067.70       2.28%        11.82
Institutional Class     1,000.00   1,073.40       1.28%         6.65
----------------------------------------------------------------------
HYPOTHETICAL 5% RETURN (5% return before expenses)
A Class                $1,000.00  $1,017.40       1.53%       $ 7.74
B Class                 1,000.00   1,013.64       2.28%        11.51
C Class                 1,000.00   1,013.64       2.28%        11.51
Institutional Class     1,000.00   1,018.65       1.28%         6.48
----------------------------------------------------------------------

SECTOR/COUNTRY ALLOCATIONS                               As of November 30, 2005
  DELAWARE INTERNATIONAL FUNDS


Sector designations may be different than sector designations presented in other Fund materials.

DELAWARE INTERNATIONAL VALUE EQUITY FUND                          DELAWARE EMERGING MARKETS FUND
                                                  PERCENTAGE                                                        PERCENTAGE
COUNTRY                                          OF NET ASSETS    COUNTRY                                          OF NET ASSETS
--------------------------------------------------------------    --------------------------------------------------------------
COMMON STOCK                                            96.15%    COMMON STOCK                                            90.19%
--------------------------------------------------------------    --------------------------------------------------------------
Australia                                               10.63%    Brazil                                                   9.01%

Belgium                                                  2.14%    Chile                                                    2.37%

Finland                                                  1.45%    China                                                    6.53%

France                                                   7.92%    Croatia                                                  0.05%

Germany                                                  5.67%    Czech Republic                                           1.21%

Hong Kong                                                2.82%    Egypt                                                    1.42%

Italy                                                    4.75%    Hungary                                                  1.77%

Japan                                                   15.63%    India                                                    0.21%

Netherlands                                              4.94%    Indonesia                                                1.12%

New Zealand                                              1.86%    Israel                                                   2.21%

Republic of Korea                                        0.97%    Malaysia                                                 9.46%

Singapore                                                1.78%    Mexico                                                   6.78%

South Africa                                             0.92%    Morocco                                                  0.74%

Spain                                                    7.80%    Panama                                                   0.72%

Taiwan                                                   0.02%    Poland                                                   2.76%

United Kingdom                                          26.85%    Republic of Korea                                       10.11%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                    3.47%    Russia                                                   3.22%
--------------------------------------------------------------
SECURITIES LENDING COLLATERAL                           11.61%    South Africa                                            12.19%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                       111.23%    Taiwan                                                  10.74%
--------------------------------------------------------------
OBLIGATION TO RETURN SECURITIES LENDING COLLATERAL     (11.61%)   Thailand                                                 7.00%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES          0.38%    Turkey                                                   0.57%
--------------------------------------------------------------    --------------------------------------------------------------
TOTAL NET ASSETS                                       100.00%    PREFERRED STOCK                                          9.42%
--------------------------------------------------------------    --------------------------------------------------------------
                                                                  Brazil                                                   5.62%

                                                                  Republic of Korea                                        3.80%
                                                                  --------------------------------------------------------------
                                                                  REPURCHASE AGREEMENTS                                    0.96%
                                                                  --------------------------------------------------------------
                                                                  TOTAL MARKET VALUE OF SECURITIES                       100.57%
                                                                  --------------------------------------------------------------
                                                                  LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS         (0.57%)
                                                                  --------------------------------------------------------------
                                                                  TOTAL NET ASSETS                                       100.00%
                                                                  --------------------------------------------------------------

SECTOR/COUNTRY ALLOCATIONS                               As of November 30, 2005
       DELAWARE INTERNATIONAL FUNDS


Sector designations may be different than sector designations presented in other Fund materials.




DELAWARE INTERNATIONAL SMALL CAP VALUE FUND

                                                  PERCENTAGE
COUNTRY                                          OF NET ASSETS
--------------------------------------------------------------
COMMON STOCK                                            98.85%
--------------------------------------------------------------
Australia                                                5.53%

Canada                                                   1.59%

Finland                                                  1.41%

France                                                   8.64%

Germany                                                  8.66%

Hong Kong                                                4.95%

Hong Kong/China                                          2.79%

Ireland                                                  1.22%

Italy                                                    2.20%

Japan                                                    7.43%

Netherlands                                              7.74%

New Zealand                                              1.18%

Norway                                                   2.44%

Singapore                                               10.67%

Spain                                                    1.52%

Sweden                                                   1.44%

United Kingdom                                          29.44%
--------------------------------------------------------------
REPURCHASE AGREEMENTS                                    0.56%
--------------------------------------------------------------
TOTAL MARKET VALUE OF SECURITIES                        99.41%
--------------------------------------------------------------
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES          0.59%
--------------------------------------------------------------
TOTAL NET ASSETS                                       100.00%
--------------------------------------------------------------

                                        DELAWARE INTERNATIONAL VALUE EQUITY FUND
STATEMENTS                              November 30, 2005
   OF NET ASSETS

                                       Number of       Market
                                        Shares      Value (U.S.$)
 COMMON STOCK - 96.15%AE

 Australia - 10.63%
  *Amcor                               2,057,607    $ 10,611,230
   Coles Myer                          1,879,509      13,830,866
   Foster's Group                      5,775,378      24,039,474
   National Australia Bank             1,107,089      26,370,932
   Telstra                             6,239,030      17,653,550
   Wesfarmers                            167,131       4,368,685
                                                    ------------
                                                      96,874,737
                                                    ------------
 Belgium - 2.14%
   Fortis                                657,376      19,479,526
                                                    ------------
                                                      19,479,526
                                                    ------------
 Finland - 1.45%
   UPM-Kymmene                           702,182      13,183,400
                                                    ------------
                                                      13,183,400
                                                    ------------
 France - 7.92%
  *Compagnie de Saint-Gobain             330,728      19,077,020
  *Societe Generale                      201,329      23,878,376
   Suez                                   80,256       2,295,915
  *Total                                 107,961      26,939,953
                                                    ------------
                                                      72,191,264
                                                    ------------
 Germany - 5.67%
   Bayer                                 542,586      21,627,652
  *RWE                                   435,313      30,038,922
                                                    ------------
                                                      51,666,574
                                                    ------------
 Hong Kong - 2.82%
   Hong Kong Electric                  2,689,500      13,100,643
   Wharf Holdings                      3,559,514      12,609,589
                                                    ------------
                                                      25,710,232
                                                    ------------
 Italy - 4.75%
   Banca Intesa                        5,860,933      28,237,292
   UniCredito Italiano                 2,424,562      15,049,925
                                                    ------------
                                                      43,287,217
                                                    ------------
 Japan - 15.63%
  *Canon                                 464,300      26,046,537
   Hitachi                             1,455,000       9,799,771
   Kao                                     4,000          93,882
   KDDI                                    3,526      18,526,718
   Matsushita Electric Industrial        330,000       6,632,203
   Millea Holdings                           592       9,742,011
   Nintendo                               26,900       2,953,554
   Takeda Pharmaceutical                 520,200      28,490,683
   Toyota Motor                          679,800      32,825,325
   West Japan Railway                      1,893       7,237,423
                                                    ------------
                                                     142,348,107
                                                    ------------
 Netherlands - 4.94%
   ING Groep                             846,431      27,348,783
   Reed Elsevier                       1,328,167      17,663,958
                                                    ------------
                                                      45,012,741
                                                    ------------
 New Zealand - 1.86%
  *Telecom Corporation of New Zealand  4,164,674      16,928,527
                                                    ------------
                                                      16,928,527
                                                    ------------
 Republic of Korea - 0.97%
   POSCO ADR                             177,296       8,822,249
                                                    ------------
                                                       8,822,249
                                                    ------------

                                          Number of          Market
                                           Shares         Value (U.S.$)



 COMMON STOCK (continued)AE

 Singapore - 1.78%
   Jardine Matheson                          288,687      $  4,530,494
   Overseas-Chinese Banking                3,036,600        11,655,755
                                                          ------------
                                                            16,186,249
                                                          ------------
 South Africa - 0.92%
   Sasol                                     252,048         8,386,758
                                                          ------------
                                                             8,386,758
                                                          ------------
 Spain - 7.80%
   Banco Santander Central
     Hispanoamericano                      1,484,029        18,807,011
  *Iberdrola                                 770,616        20,224,626
   Telefonica                              2,174,204        32,064,206
                                                          ------------
                                                            71,095,843
                                                          ------------
 Taiwan - 0.02%
   Chunghwa Telecom ADR                        8,500           148,070
                                                          ------------
                                                               148,070
                                                          ------------
 United Kingdom - 26.85%
   Aviva                                     782,680         9,265,230
   BG Group                                2,654,586        24,749,349
   BOC Group                                 602,594        11,567,804
   Boots                                   1,443,587        14,873,351
   BP                                      1,851,561        20,364,064
   Brambles Industries                     1,759,631        11,878,335
   Compass Group                             635,856         2,323,418
   GKN                                     1,853,929         9,095,001
   GlaxoSmithKline                         1,232,081        30,475,692
   HBOS                                    1,729,294        26,027,640
   Intercontinental Hotels Group              92,917         1,254,263
   Lloyds TSB Group                        2,560,687        20,731,381
   Rio Tinto                                 443,637        17,961,546
   Royal Dutch Shell Class A                 839,819        25,867,016
   Unilever                                1,863,479        18,189,582
                                                          ------------
                                                           244,623,672
                                                          ------------
 TOTAL COMMON STOCK (cost $709,929,744)                    875,945,166
                                                          ------------

                                          Principal
                                           Amount
 REPURCHASE AGREEMENTS - 3.47%
   With BNP Paribas 3.92% 12/1/05
     (dated 11/30/05, to be repurchased
     at $21,262,315, collateralized by
     $21,798,000 U.S. Treasury
     Bills due 1/19/06, market
     value $21,689,148)                  $21,260,000        21,260,000
   With UBS Warburg 3.93% 12/1/05
     (dated 11/30/05, to be repurchased
     at $10,387,134, collateralized by
     $10,605,000 U.S. Treasury
     Bills due 12/8/05, market
     value $10,597,149)                   10,386,000        10,386,000
                                                          ------------
 TOTAL REPURCHASE AGREEMENTS
   (cost $31,646,000)                                       31,646,000
                                                          ------------

 TOTAL MARKET VALUE OF SECURITIES BEFORE
   SECURITIES LENDING COLLATERAL - 99.62%
   (cost $741,575,744)                                     907,591,166
                                                          ------------

                                        DELAWARE INTERNATIONAL VALUE EQUITY FUND
STATEMENTS
   OF NET ASSETS (CONTINUED)



                                             Principal        Market
                                              Amount       Value (U.S.$)


SECURITIES LENDING COLLATERAL** - 11.61%

 Short-Term Investments
  oAbbey National 4.14% 1/13/06             $2,594,974    $    2,595,322
  oAustralia New Zealand 4.15% 1/2/07        3,506,722         3,506,721
  oBank of New York 4.07% 4/4/06             2,805,377         2,805,377
  oBank of the West 4.07% 3/2/06             3,506,722         3,506,721
  oBayerische Landesbank 4.21% 8/25/06       3,506,722         3,506,721
  oBear Stearns
     4.14% 1/17/06                             701,344           701,464
     4.15% 5/31/06                           4,208,066         4,208,066
  oBeta Finance 4.08% 4/18/06                3,506,722         3,506,547
   Calyon London 3.77% 12/30/05              2,454,705         2,463,454
  oCDC Financial Products 4.16% 1/3/06       4,558,738         4,558,738
  oCitigroup Global Markets
     4.10% 12/1/05                           8,947,508         8,947,508
     4.13% 12/7/05                           4,558,738         4,558,738
  oCommonwealth Bank Australia
     4.16% 1/2/07                            3,506,722         3,506,721
  oCredit Suisse First Boston New York
     4.02% 12/29/05                            736,412           736,426
     4.12% 4/18/06                           3,787,259         3,787,259
   Deutsche Bank London 3.76% 12/27/05       1,052,016         1,052,147
  oGoldman Sachs 4.20% 11/30/06              4,558,738         4,558,738
  oLehman Holdings 4.14% 12/23/05            3,506,722         3,507,766
  oManufacturers & Traders 4.18% 9/26/06     3,506,722         3,506,011
  oMarshall & Ilsley Bank 3.97% 12/29/05     3,506,722         3,506,774
  oMerrill Lynch Mortgage Capital
     4.16% 1/12/06                           4,558,738         4,558,738
  oMorgan Stanley 4.24% 11/30/06             4,348,335         4,348,335
  oNational City Bank 4.06% 1/23/06          3,997,663         3,997,734
  oNordea Bank Norge ASA 4.10% 1/2/07        3,506,722         3,506,722
  oProcter & Gamble 3.77% 1/2/07             3,506,722         3,506,722
  oRoyal Bank of Scotland 4.13% 1/2/07       3,506,722         3,506,722
  oSigma Finance 4.08% 3/16/06               1,052,016         1,052,087
  oSociete Generale New York 4.06% 1/2/07    1,753,361         1,753,361
  oToyota Motor Credit 4.05% 6/23/06         3,506,722         3,506,899
  oWells Fargo 4.11% 1/2/07                  3,506,722         3,506,722
   Wilmington Trust Company 4.05% 1/5/06     3,506,722         3,506,722
                                                          --------------
 TOTAL SECURITIES LENDING COLLATERAL
   (cost $105,777,983)                                       105,777,983
                                                          --------------

 TOTAL MARKET VALUE OF SECURITIES - 111.23%
   (cost $847,353,727)                                     1,013,369,149o
 OBLIGATION TO RETURN SECURITIES LENDING
   COLLATERAL** - (11.61%)                                  (105,777,983)
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.38%                                  3,436,428
                                                          --------------
 NET ASSETS APPLICABLE TO 50,313,436 SHARES
   OUTSTANDING - 100.00%                                  $  911,027,594
                                                          ==============

 Net Asset Value - Delaware International
   Value Equity Fund Class A
   ($468,216,635 / 25,831,196 Shares)                             $18.13
                                                                  ------
 Net Asset Value - Delaware International
   Value Equity Fund Class B
   ($38,283,636 / 2,138,098 Shares)                               $17.91
                                                                  ------
 Net Asset Value - Delaware International
   Value Equity Fund Class C
   ($124,931,121 / 6,984,805 Shares)                              $17.89
                                                                  ------
 Net Asset Value - Delaware International
   Value Equity Fund Class R
   ($3,097,036 / 171,575 Shares)                                  $18.05
                                                                  ------
 Net Asset Value - Delaware International
   Value Equity Fund Institutional Class
   ($276,499,166 / 15,187,762 Shares)                             $18.21
                                                                  ------

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
 Shares of beneficial interest
   (unlimited authorization -- no par)                      $690,027,340
 Undistributed net investment income                          19,111,675
 Accumulated net realized gain on investments                 34,250,135
 Net unrealized appreciation of investments
   and foreign currencies                                    167,638,444
                                                            ------------
 Total net assets                                           $911,027,594
                                                            ============

  oIncludes $100,266,363 of securities loaned.
  *Fully or partially on loan.
 **See Note 8 in "Notes to Financial Statements."
 AESecurities have been classified by country of origin. Classification by type of business has been presented in Note 10 in "Notes to Financial Statements."
  oVariable rate notes. The interest rate shown is the rate as of December 31, 2005.

 SUMMARY OF ABBREVIATIONS:
 ADR - American Depositary Receipts

 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE INTERNATIONAL VALUE EQUITY FUND
 Net asset value Class A (A)                                      $18.13
 Sales charge (5.75% of offering price) (B)                         1.11
                                                                  ------
 Offering price                                                   $19.24
                                                                  ======

 (A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
 (B) See the current prospectus for purchases of $50,000 or more.

                                        DELAWARE INTERNATIONAL VALUE EQUITY FUND
STATEMENTS
  OF NET ASSETS (CONTINUED)



The following foreign currency exchange contracts were outstanding at November 30, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                In               Value of                      Unrealized
Contracts to                 Exchange            Contract      Settlement     Appreciation
Receive (Deliver)               For             at 11/30/05       Date       (Depreciation)
----------------------     -------------      --------------   -----------   --------------
(28,056,000)
  British
  Pounds                   US$50,142,245       $(48,510,891)     1/31/06       $1,631,354

1,077,246
  European
  Monetary
  Units                    US$(1,268,780)         1,270,288     12/02/05            1,508

6,730,894
  Hong Kong
  Dollars                    US$(867,998)           867,987     12/02/05              (11)

106,326,228
  Japanese Yen               US$(889,908)           887,720     12/05/05           (2,188)
                                                                               ----------
                                                                               $1,630,663
                                                                               ==========

(1) See Note 7 in "Notes to Financial Statements."

 See accompanying notes

                                                  DELAWARE EMERGING MARKETS FUND
STATEMENTS                                        November 30, 2005
  OF NET ASSETS (CONTINUED)




                                              Number of       Market
                                                Shares     Value (U.S.$)


 COMMON STOCK - 90.19%AE

 Brazil - 9.01%
   AES Tiete                                 268,100,000   $  5,596,823
   Companhia de Concessoes Rodoviarias           567,200     17,220,640
   Companhia Siderurgica Nacional                683,500     14,268,663
   Companhia Vale do Rio Doce ADR                449,959     17,026,449
   Petroleo Brasiliero ADR                       506,400     31,194,241
   Votorantim Celulose e Papel ADR             2,052,758     25,310,506
                                                           ------------
                                                            110,617,322
                                                           ------------
 Chile - 2.37%
   AFP Provida                                   902,108      1,745,732
   AFP Provida ADR                                41,931      1,211,387
   Banco Santander ADR                           475,244     20,554,303
 +#Inversiones Aguas
     Metropolitanas 144A ADR                     308,000      5,570,118
                                                           ------------
                                                             29,081,540
                                                           ------------
   China - 6.53%1/2
  +Asia Aluminum                              26,466,000      2,451,537
   China Merchants Holdings International     l2,732,000      5,726,225
   China Telecom                              58,258,000     20,062,799
   Fountain Set                               17,232,000      7,428,733
   Guangshen Railway                          20,012,000      5,934,072
   Texwinca                                   18,072,000     12,817,683
   TPV Technology                              8,950,000      7,548,683
   Zhejiang Expressway                        28,442,000     18,284,030
                                                           ------------
                                                             80,253,762
                                                           ------------
   Croatia - 0.05%
   Pliva GDR                                      42,771        560,300
                                                           ------------
                                                                560,300
                                                           ------------
   Czech Republic - 1.21%
   Komercni Banka                                 68,756      9,483,374
   Philip Morris                                   7,676      5,327,628
                                                           ------------
                                                             14,811,002
                                                           ------------
   Egypt - 1.42%
   MobiNil-Egyptian Mobile Services              529,559     17,452,728
                                                           ------------
                                                             17,452,728
                                                           ------------
   Hungary - 1.77%
   Matav Magyar Tavkozlesi                     2,903,165     13,006,282
   OTP Bank                                      267,371      8,789,945
                                                           ------------
                                                             21,796,227
                                                           ------------
   India - 0.21%
   Ranbaxy Laboratories GDR                      301,500      2,517,525
                                                           ------------
                                                              2,517,525
                                                           ------------
   Indonesia - 1.12%
   Telekomunikasi Indonesia                   24,951,000     13,713,438
                                                           ------------
                                                             13,713,438
                                                           ------------
   Israel - 2.21%
   Bank Hapoalim                               6,239,763     27,178,349
                                                           ------------
                                                             27,178,349
                                                           ------------

                                                  Number of      Market
                                                   Shares     Value (U.S.$)


COMMON STOCK (continued)AE

 Malaysia - 9.46%
   Hong Leong Bank                               12,775,400   $ 17,261,767
   Malaysia International Shipping                7,252,800     18,062,344
   Maxis Communications                          14,632,300     33,722,735
   PLUS Expressways                              21,918,400     17,188,625
   Public Bank                                    5,794,100      9,901,164
   Public Bank - Foreign                          1,076,500      1,782,521
   Tanjong                                        4,768,100     18,316,982
                                                              ------------
                                                               116,236,138
                                                              ------------
 Mexico - 6.78%
   Cemex de C.V.                                    319,144      1,795,133
   Cemex de C.V. ADR                                295,045     16,611,034
   Grupo Aeroportuario del Sureste de C.V. ADR      198,100      6,208,454
   Grupo Continental                              1,560,600      2,542,669
   Grupo Televisa ADR                               261,300     20,747,220
   Kimberly-Clark de Mexico de C.V.               6,150,300     22,400,741
   Telefonos de Mexico de C.V. ADR                  580,000     13,009,400
                                                              ------------
                                                                83,314,651
                                                              ------------
 Morocco - 0.74%
   Maroc Telecom                                    877,459      9,141,471
                                                              ------------
                                                                 9,141,471
                                                              ------------
 Panama - 0.72%
   Banco Latinoamericano Export                     513,200      8,857,832
                                                              ------------
                                                                 8,857,832
                                                              ------------
 Poland - 2.76%
   Bank Pekao                                       425,992     22,548,266
   Telekomunikacja Polska                         1,583,533     11,330,827
                                                              ------------
                                                                33,879,093
                                                              ------------
 Republic of Korea - 10.11%
   GS Engineering & Construction                    229,430     11,017,273
   Kookmin Bank                                     221,210     14,542,941
   Korea Electric Power                             737,530     24,601,909
   Korea Gas                                        642,020     21,034,916
   KT                                               259,610     10,575,481
   KT ADR                                           906,679     19,792,803
   KT&G                                             292,070     12,914,718
   Samsung Electronics                               17,137      9,857,387
                                                              ------------
                                                               124,337,428
                                                              ------------
 Russia - 3.22%
   LUKOIL ADR                                       168,388      9,598,116
   Mobile Telesystems ADR                           428,100     15,184,707
   NovaTek OAO GDR                                  648,639     14,724,105
                                                              ------------
                                                                39,506,928
                                                              ------------
 South Africa - 12.19%
   African Bank Investments                       6,011,963     20,996,070
   Alexander Forbes                               5,296,717     11,505,453
   Aspen Pharmacare                               1,884,293      9,539,309
   Impala Platinum                                  124,122     16,194,212
   Nampak                                         3,761,000      9,321,573
   Remgro                                         1,264,042     22,008,502
   Sasol                                            474,156     15,777,279
   Standard Bank Group                            1,706,404     18,020,380
   Steinhoff International                        7,635,764     20,276,748
   Tiger Brands                                     287,416      6,146,212
                                                              ------------
                                                               149,785,738
                                                              ------------

                                                  DELAWARE EMERGING MARKETS FUND
STATEMENTS
  OF NET ASSETS (CONTINUED)


                                             Number of            Market
                                              Shares           Value (U.S.$)

COMMON STOCK (continued)AE

 Taiwan - 10.74%
   Asustek Computer                           6,635,223       $   18,742,111
   Chunghwa Telecom                          14,355,000           24,406,534
   Chunghwa Telecom ADR                         533,696            9,296,984
   Mega Financial Holding                    31,347,000           20,535,150
   Pihsiang Machinery Manufacturing           1,269,398            1,870,902
   President Chain Store                     12,090,299           22,163,159
   Synnex Technology International            8,809,800           10,382,870
   Taiwan Semiconductor Manufacturing        13,780,000           24,493,919
                                                              --------------
                                                                 131,891,629
                                                              --------------
 Thailand - 7.00%
   Advanced Info Service                      9,907,600           23,781,120
   Kasikornbank NVDR                          7,295,900           10,780,180
   Land & Houses NVDR                        86,772,200           16,293,940
   Siam Cement NVDR                           4,066,274           22,847,854
   Siam City Bank                             4,656,900            2,577,423
   Siam City Bank NVDR                        9,947,600            5,490,787
   Thai Union Frozen Products                 3,510,694            2,638,659
   Thai Union Frozen Products NVDR            2,130,306            1,550,015
                                                              --------------
                                                                  85,959,978
                                                              --------------
 Turkey - 0.57%
   Vestel Elektronik Sanayi                   1,934,770            6,973,427
                                                              --------------
                                                                   6,973,427
                                                              --------------
 TOTAL COMMON STOCK
   (cost $988,921,784)                                         1,107,866,506
                                                              --------------
 PREFERRED STOCK - 9.42%

 Brazil - 5.62%
   AES Tiete                                268,100,000            5,840,163
   Caemi Mineracao e Metalurgia              13,859,000           21,636,015
   Investimentos Itau                         9,331,000           31,971,433
   Ultrapar Participacoes                       592,285            9,542,145
                                                              --------------
                                                                  68,989,756
                                                              --------------
 Republic of Korea - 3.80%
   Hyundai Motor                                368,410           21,095,562
   Samsung Electronics                           58,889           25,543,280
                                                              --------------
                                                                  46,638,842
                                                              --------------
 TOTAL PREFERRED STOCK (cost $70,949,463)                        115,628,598
                                                              --------------

                                             Principal
                                              Amount
 REPURCHASE AGREEMENTS - 0.96%

   With BNP Paribas 3.92% 12/1/05
     (dated 11/30/05, to be repurchased
     at $7,962,867, collateralized by
     $8,164,000 U.S. Treasury
     Bills due 1/19/06, market
     value $8,122,979)                     $  7,962,000            7,962,000
   With UBS Warburg 3.93% 12/1/05
     (dated 11/30/05, to be repurchased
     at $3,890,425, collateralized by
     $3,972,000 U.S. Treasury
     Bills due 12/8/05, market
     value $3,968,824)                        3,890,000            3,890,000
                                                              --------------
 TOTAL REPURCHASE AGREEMENTS
   (cost $11,852,000)                                             11,852,000
                                                              --------------

 TOTAL MARKET VALUE OF SECURITIES - 100.57%
   (cost $1,071,723,247)                                      $1,235,347,104
 LIABILITIES NET OF RECEIVABLES AND
   OTHER ASSETS - (0.57%)                                         (7,027,077)
                                                              --------------
 NET ASSETS APPLICABLE TO 68,650,774 SHARES
   OUTSTANDING - 100.00%                                      $1,228,320,027
                                                              ==============

 Net Asset Value - Delaware Emerging Markets Fund
   Class A ($724,417,237 / 40,354,489 Shares)                         $17.95
                                                                      ------
 Net Asset Value - Delaware Emerging Markets Fund
   Class B ($36,398,509 / 2,068,412 Shares)                           $17.60
                                                                      ------
 Net Asset Value - Delaware Emerging Markets Fund
   Class C ($211,896,246 / 12,052,770 Shares)                         $17.58
                                                                      ------
 Net Asset Value - Delaware Emerging Markets Fund
   Institutional Class ($255,608,035 / 14,175,103 Shares)             $18.03
                                                                      ------

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
 Shares of beneficial interest
   (unlimited authorization -- no par)                          $989,490,005
 Undistributed net investment income                              12,393,988
 Accumulated net realized gain on investments                     62,795,946
 Net unrealized appreciation of investments
   and foreign currencies                                        163,640,088
                                                              --------------
 Total net assets                                             $1,228,320,027
                                                              ==============

  +Non-income producing security for the year ended November 30, 2005.
  #Security exempt from registration under Rule 144A of the Securities Act of 1933. The securities comprise 0.45% of net assets. See Note 9 in "Notes to Financial Statements."
 AESecurities have been classified by country of origin. Classification by type of business has been presented in Note 10 in "Notes to Financial Statements." 1/2Securities listed and traded on the Hong Kong Stock Exchange.

 SUMMARY OF ABBREVIATIONS:
 ADR - American Depositary Receipts
 GDR- Global Depositary Receipts
 NVDR - Non-Voting Depositary Receipts

 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE EMERGING MARKETS FUND
 Net asset value Class A (A)                                          $17.95
 Sales charge (5.75% of offering price) (B)                             1.10
                                                                      ------
 Offering Price                                                       $19.05
                                                                      ======

 (A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.
 (B) See the current prospectus for purchases of $50,000 or more.

                                                  DELAWARE EMERGING MARKETS FUND
STATEMENTS
  OF NET ASSETS (CONTINUED)


The following foreign currency exchange contracts were outstanding at November 30, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                In                Value of
Contracts to                 Exchange             Contract      Settlement     Unrealized
Receive (Deliver)               For             at 11/30/05        Date       Depreciation
----------------------     -------------      --------------   -----------   --------------
44,452,230
  Czech Korunas            US$(1,811,419)       $1,811,346      12/01/05           $    (73)

(13,949,095)
  South African
  Rand                      US$2,130,902        (2,157,633)     12/01/05            (26,731)

(898,349)
  South African
  Rand                        US$138,803          (138,905)     12/06/05               (102)
                                                                                   --------
                                                                                   $(26,906)
                                                                                   ========

 (1) See Note 7 in "Notes to Financial Statements."

 See accompanying notes

                                     DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
STATEMENTS                           November 30, 2005
  OF NET ASSETS (CONTINUED)




                                               Number of         Market
                                                 Shares       Value (U.S.$)

 COMMON STOCK - 98.85%AE

 Australia - 5.53%
   Commonwealth Property Office Fund             875,014       $  816,774
   Multiplex Group                               241,504          586,427
   Transfield Services Limited                    91,862          534,684
                                                               ----------
                                                                1,937,885
                                                               ----------
 Canada - 1.59%
   Northern Property REIT                         35,600          557,180
                                                               ----------
                                                                  557,180
                                                               ----------
 Finland - 1.41%
   Finnlines OYJ                                  31,700          494,255
                                                               ----------
                                                                  494,255
                                                               ----------
 France - 8.64%
   Boiron                                          8,573          226,446
   Carbone Lorraine                               14,831          627,918
   Euler Hermes                                    7,432          630,117
   Neopost                                         3,630          341,874
   Nexans                                          7,559          356,819
   Norbert Dentressangle                           2,260          117,299
   Remy Cointreau                                  5,755          235,763
   Societe Industrielle d'Aviations Latecoere     11,904          493,470
                                                               ----------
                                                                3,029,706
                                                               ----------
 Germany - 8.66%
   Bilfinger Berger                                9,051          405,294
   ElringKlinger                                  13,854          520,975
   Hugo Boss Preferred                             7,389          253,029
  +MTU Aero Engines Holding                       17,046          522,004
  +QIAGEN                                         35,487          401,182
   Rational                                        3,665          409,135
   Wincor Nixdorf                                  5,396          523,487
                                                               ----------
                                                                3,035,106
                                                               ----------
 Hong Kong - 4.95%
   Arts Optical International Holding            404,000          108,104
   ASM Pacific Technology                         99,000          542,393
   COSCO Pacific Limited                         290,000          483,538
   Fong's Industries                             498,000          352,591
   Hung Hing Printing Group                      468,000          247,466
                                                               ----------
                                                                1,734,092
                                                               ----------
[_]Hong Kong/China - 2.79%
  +Asia Aluminum                               6,268,000          580,603
   Fountain Set Holdings                         920,000          396,613
                                                               ----------
                                                                  977,216
                                                               ----------
 Ireland - 1.22%
   Glanbia                                       154,014          428,607
                                                               ----------
                                                                  428,607
                                                               ----------
 Italy - 2.20%
   Autostrada Torino-Milano                       33,132          600,850
   Interpump Group                                24,725          170,800
                                                               ----------
                                                                  771,650
                                                               ----------

                                               Number of         Market
                                                 Shares      Value (U.S.$)

 COMMON STOCK (continued)AE

 Japan - 7.43%
   Air Water                                      39,000       $  365,854
   NIFCO                                          27,700          458,312
   Paris Miki                                     22,700          456,874
   Shimano                                        13,300          317,793
   TAC                                            30,100          172,609
   Takara Printing                                41,000          432,171
   Ushio                                          18,000          401,064
                                                               ----------
                                                                2,604,677
                                                               ----------
 Netherlands - 7.74%
   Athlon Holding                                 14,431          355,432
   Boskalis Westminster                            5,015          289,363
   Fugro                                          25,506          748,650
   Koninklijke BAM Groep                           7,663          684,581
   Vopak                                          21,745          635,287
                                                               ----------
                                                                2,713,313
                                                               ----------
 New Zealand - 1.18%
   Fisher & Paykel Healthcare                    103,306          275,120
   The Warehouse Group                            52,260          137,571
                                                               ----------
                                                                  412,691
                                                               ----------
 Norway - 2.44%
   Ekornes Asa                                    26,350          470,796
   Farstad Shipping                               29,000          385,921
                                                               ----------
                                                                  856,717
                                                               ----------
 Singapore - 10.67%
   GP Batteries International                    278,000          281,126
   Hyflux                                        399,000          622,270
   MobileOne                                     278,330          333,814
   Parkway Holdings                              430,000          520,824
   SembCorp Marine                               392,000          615,036
   SIA Engineering                               235,000          354,441
   Singapore Airport Terminal Services           252,000          331,771
   SMRT                                        1,068,000          681,119
                                                               ----------
                                                                3,740,401
                                                               ----------
 Spain - 1.52%
   Prosegur Cia de Seguridad                      22,105          534,768
                                                               ----------
                                                                  534,768
                                                               ----------
 Sweden - 1.44%
   Billerud                                       42,600          504,381
                                                               ----------
                                                                  504,381
                                                               ----------
 United Kingdom - 29.44%
   Aga Foodservice Group                          65,823          333,084
   Associated British Ports                       76,902          759,347
   Cattles                                       125,811          641,100
   Chloride Group                                251,898          421,535
   Cobham                                        258,023          737,934
   Croda International                            45,243          352,320
   Expro International Group                      59,684          514,098
   Greene King                                    47,172          566,293
   Laird Group                                    65,629          455,196
   Northern Foods                                106,564          282,514

                                     DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
STATEMENTS
  OF NET ASSETS (CONTINUED)

                                              Number of          Market
                                                Shares        Value (U.S.$)

 COMMON STOCK (continued)AE

 United Kingdom (continued)
   Pennon Group                                  31,698        $   616,620
   Persimmon                                     11,511            218,680
  +Punch Graphics                               166,161            386,554
   Rexam                                         60,895            536,407
   Rotork                                        69,141            715,566
   Serco Group                                  146,345            741,809
   Spirax-Sarco Engineering                      29,172            435,880
   TT electronics                               210,282            510,719
   Victrex                                       51,914            571,645
   Weir Group                                    80,729            520,451
                                                               -----------
                                                                10,317,752
                                                               -----------
 TOTAL COMMON STOCK (cost $29,149,627)                          34,650,397
                                                               -----------
                                              Principal
                                                Amount
 REPURCHASE AGREEMENTS - 0.56%

   With BNP Paribas 3.92% 12/1/05
     (dated 11/30/05, to be repurchased
     at $131,014, collateralized by
     $134,000 U.S. Treasury Bills
     due 1/19/06, market value $133,647)       $131,000            131,000
   With UBS Warburg 3.93% 12/1/05
     (dated 11/30/05, to be repurchased
     at $64,007, collateralized by $65,000
     U.S. Treasury Bills due 12/8/05, market
     value $65,299)                              64,000             64,000
                                                               -----------
 TOTAL REPURCHASE AGREEMENTS (cost $195,000)                       195,000
                                                               -----------

 TOTAL MARKET VALUE OF SECURITIES - 99.41%
   (cost $29,344,627)                                           34,845,397
 RECEIVABLES AND OTHER ASSETS
   NET OF LIABILITIES - 0.59%                                      206,233
                                                               -----------
 NET ASSETS APPLICABLE TO 3,015,754 SHARES
   OUTSTANDING - 100.00%                                       $35,051,630
                                                               ===========

 Net Asset Value - Delaware International
   Small Cap Value Fund Class A
   ($20,612,296 / 1,768,368 Shares)                                 $11.66
                                                                    ------
 Net Asset Value - Delaware International
   Small Cap Value Fund Class B
   ($3,483,166 / 302,502 Shares)                                    $11.51
                                                                    ------
 Net Asset Value - Delaware International
   Small Cap Value Fund Class C
   ($6,380,149 / 553,741 Shares)                                    $11.52
                                                                    ------
 Net Asset Value - Delaware International
   Small Cap Value Fund Institutional Class
   ($4,576,019 / 391,143 Shares)                                    $11.70
                                                                    ------

 COMPONENTS OF NET ASSETS AT NOVEMBER 30, 2005:
 Shares of beneficial interest
   (unlimited authorization -- no par)                         $25,072,726
 Undistributed net investment income                               581,114
 Accumulated net realized gain on investments                    3,842,328
 Net unrealized appreciation of investments
   and foreign currencies                                        5,555,462
                                                               -----------
 Total net assets                                              $35,051,630
                                                               ===========

  +Non-income producing security for the period ended November 30, 2005.

 AESecurities have been classified by country of origin. Classification by type of business has been presented in Note 11 in "Notes to Financial Statements."

[_]Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.

 SUMMARY OF ABBREVIATION:
 REIT - Real Estate Investment Trust


 NET ASSET VALUE AND OFFERING PRICE PER SHARE -
   DELAWARE INTERNATIONAL SMALL CAP VALUE FUND
 Net asset value Class A (A)                                        $11.66
 Sales charge (5.75% of offering price) (B)                           0.71
                                                                    ------
 Offering price                                                     $12.37
                                                                    ======

 (A) Net asset value per share, as illustrated, is the amount which would be paid upon redemption or repurchase of shares.

 (B) See the current prospectus for purchase of $50,000 or more.

The following foreign currency exchange contracts were outstanding at November 30, 2005:

FOREIGN CURRENCY EXCHANGE CONTRACTS(1)

                                 In               Value of      Unrealized
Contracts to                  Exchange           Contract       Settlement    Appreciation
Receive (Deliver)               For             at 11/30/05       Date       (Depreciation)
----------------------     -------------      --------------   -----------   --------------
(964,500)
  British Pounds           US$1,723,774        $(1,667,692)     01/31/06        $56,082

59,296
  Singapore
  Dollars                    US$(35,065)            35,057      12/05/05             (8)
                                                                                -------
                                                                                $56,074
                                                                                =======

 (1) See Note 7 in "Notes to Financial Statements."

 See accompanying notes

                                                                                                        DELAWARE INTERNATIONAL FUNDS
STATEMENTS                                                                                              Year Ended November 30, 2005
  OF OPERATIONS


                                                                                  Delaware          Delaware          Delaware
                                                                               International        Emerging        International
                                                                             Value Equity Fund    Markets Fund  Small Cap Value Fund
 INVESTMENT INCOME:
  Dividends                                                                     $28,060,652       $ 34,214,209       $1,003,916
  Interest                                                                          745,788            951,476           40,623
  Securities lending income                                                         462,818                 --               --
  Foreign tax withheld                                                           (2,074,523)        (2,791,773)         (63,944)
                                                                                -----------       ------------       ----------
                                                                                 27,194,735         32,373,912          980,595
                                                                                -----------       ------------       ----------

 EXPENSES:
  Management fees                                                                 6,106,908         10,256,162          414,894
  Dividend disbursing and transfer agent fees and expenses                        1,159,249          1,533,791           64,897
  Distribution expenses -- Class A                                                1,151,585          1,547,997           57,218
  Distribution expenses -- Class B                                                  377,158            279,892           65,594
  Distribution expenses -- Class C                                                  984,473          1,431,071           55,135
  Distribution expenses -- Class R                                                   13,628                 --               --
  Accounting and administration expenses                                            267,698            311,976           12,070
  Registration fees                                                                 148,144            277,126           44,586
  Reports and statements to shareholders                                            331,851            357,393           16,028
  Legal and professional fees                                                       110,044            130,948           14,894
  Pricing fees                                                                        6,104              7,514            8,448
  Custodian fees                                                                    332,374          1,377,665           20,621
  Trustees' fees                                                                     34,722             38,986            1,772
  Taxes (other than taxes on income)                                                  7,802              7,905            1,043
  Insurance fees                                                                     53,686             58,054            2,600
  Other                                                                              19,073             16,742            5,796
                                                                                -----------       ------------       ----------
                                                                                 11,104,499         17,633,222          785,596
  Less expenses absorbed or waived                                                       --                 --          (64,408)
  Less waiver of distribution expenses -- Class A                                        --           (257,999)          (9,536)
  Less waiver of distribution expenses -- Class R                                      (891)                --               --
                                                                                -----------       ------------       ----------
  Total expenses                                                                 11,103,608         17,375,223          711,652
                                                                                -----------       ------------       ----------
 NET INVESTMENT INCOME                                                           16,091,127         14,998,689          268,943
                                                                                -----------       ------------       ----------

 NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
  Net realized gain (loss) on:
    Investments                                                                  36,470,279         63,179,496        3,877,161
    Foreign currencies                                                            1,005,523         (1,194,640)         163,209
                                                                                -----------       ------------       ----------
  Net realized gain                                                              37,475,802         61,984,856        4,040,370
  Net change in unrealized appreciation/depreciation of investments
    and foreign currencies                                                       28,898,757        117,132,615         (647,870)
                                                                                -----------       ------------       ----------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCIES          66,374,559        179,117,471        3,392,500
                                                                                -----------       ------------       ----------

 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                           $82,465,686       $194,116,160       $3,661,443
                                                                                ===========       ============       ==========

 See accompanying notes

                                                                                                        DELAWARE INTERNATIONAL FUNDS
STATEMENTS
  OF CHANGES IN NET ASSETS



                                                Delaware International             Delaware Emerging        Delaware International
                                                   Value Equity Fund                  Markets Fund           Small Cap Value Fund

                                                     Year Ended                     Year Ended                  Year Ended
                                               11/30/05      11/30/04          11/30/05       11/30/04      11/30/05     11/30/04
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS:
 Net investment income                       $ 16,091,127  $   8,482,693    $   14,998,689  $  2,451,415  $    268,943  $   331,844
 Net realized gain on investments
    and foreign currencies                     37,475,802      5,529,472        61,984,856    12,946,546     4,040,370    1,953,327
 Net change in unrealized appreciation/
    depreciation of investments and
    foreign currencies                         28,898,757     88,851,889       117,132,615    37,162,077      (647,870)   3,192,239
                                             ------------  -------------    --------------  ------------  ------------  -----------
 Net increase in net assets resulting from
    operations                                 82,465,686    102,864,054       194,116,160    52,560,038     3,661,443    5,477,410
                                             ------------  -------------    --------------  ------------  ------------  -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
 Net investment income:
   Class A                                     (1,210,935)    (2,457,694)       (1,434,353)     (833,358)      (24,813)    (159,662)
   Class B                                             --       (208,960)               --       (86,887)           --      (32,821)
   Class C                                             --       (230,271)               --       (93,609)           --       (8,337)
   Class R                                         (1,961)        (5,443)               --            --            --           --
   Institutional Class                         (1,191,998)    (1,599,443)         (573,636)     (129,883)       (2,590)      (4,239)

 Net realized gain on investments:
   Class A                                     (2,787,074)            --        (5,986,863)           --      (752,142)          --
   Class B                                       (346,474)            --          (445,060)           --      (306,317)          --
   Class C                                       (652,080)            --        (1,567,428)           --      (199,972)          --
   Class R                                        (15,793)            --                --            --            --           --
   Institutional Class                         (1,600,367)            --        (1,776,421)           --       (31,399)          --
                                             ------------  -------------    --------------  ------------  ------------  -----------
                                               (7,806,682)    (4,501,811)      (11,783,761)   (1,143,737)   (1,317,233)    (205,059)
                                             ------------  -------------    --------------  ------------  ------------  -----------

CAPITAL SHARE TRANSACTIONS:
 Proceeds from shares sold:
   Class A                                    209,780,329    143,867,909       564,036,782   182,282,801    10,493,968    7,449,464
   Class B                                     10,254,637      8,565,042        19,284,278     8,295,286     2,974,904    1,558,459
   Class C                                     58,028,141     33,004,048       150,209,966    41,685,578     2,841,714    2,625,676
   Class R                                      1,789,318      1,140,537                --            --            --           --
   Institutional Class                        166,756,741     80,894,785       204,049,413    59,580,158     5,325,087      262,812

 Net asset value of shares issued upon
    reinvestment of dividends and
    distributions:
   Class A                                      3,705,324      2,177,827         6,392,451       706,222       696,858      148,112
   Class B                                        326,042        197,264           411,161        83,599       271,067       30,677
   Class C                                        608,518        213,991         1,489,250        88,561       190,516        6,922
   Class R                                         17,742          5,441                --            --            --           --
   Institutional Class                          1,688,530      1,288,876         2,096,901       126,385         2,785          118
                                             ------------  -------------    --------------  ------------  ------------  -----------
                                              452,955,322    271,355,720       947,970,202   292,848,590    22,796,899   12,082,240
                                             ------------  -------------    --------------  ------------  ------------  -----------
 Cost of shares repurchased:
   Class A                                    (93,439,192)   (84,300,399)     (169,775,900)  (44,936,809)   (8,551,263)  (6,832,876)
   Class B                                    (15,097,312)    (8,907,662)       (5,531,659)   (2,096,801)   (6,864,351)  (2,346,375)
   Class C                                    (13,648,545)    (8,534,595)      (22,070,997)   (4,618,525)   (1,384,871)    (418,221)
   Class R                                       (485,784)      (147,283)               --            --            --           --
   Institutional Class                        (91,392,568)   (36,378,115)      (44,796,531)   (9,887,979)   (1,581,255)      (1,598)
                                             ------------  -------------    --------------  ------------  ------------  -----------
                                             (214,063,401)  (138,268,054)     (242,175,087)  (61,540,114)  (18,381,740)  (9,599,070)
                                             ------------  -------------    --------------  ------------  ------------  -----------
Increase in net assets derived from
  capital share transactions                  238,891,921    133,087,666       705,795,115   231,308,476     4,415,159    2,483,170
                                             ------------  -------------    --------------  ------------  ------------  -----------
NET INCREASE IN NET ASSETS                    313,550,925    231,449,909       888,127,514   282,724,777     6,759,369    7,755,521

NET ASSETS:
 Beginning of year                            597,476,669    366,026,760       340,192,513    57,467,736    28,292,261   20,536,740
                                             ------------  -------------    --------------  ------------  ------------  -----------
 End of year                                 $911,027,594  $ 597,476,669    $1,228,320,027  $340,192,513  $ 35,051,630  $28,292,261
                                             ============  =============    ==============  ============  ============  ===========

 Undistributed net investment income         $ 19,111,675  $   4,419,919    $   12,393,988  $    597,928  $    581,114  $   176,365
                                             ============  =============    ==============  ============  ============  ===========

See accompanying notes

FINANCIAL
  HIGHLIGHTS


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                             Delaware International Value Equity Fund Class A

                                                                                                Year Ended
                                                                          11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $16.340    $13.350     $11.020     $12.360    $15.690

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                    0.388      0.261       0.184       0.085      0.149
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                     1.610      2.891       2.626      (0.992)    (1.191)
                                                                          --------   --------    --------     -------    -------
 Total from investment operations                                            1.998      3.152       2.810      (0.907)    (1.042)
                                                                          --------   --------    --------     -------    -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                      (0.063)    (0.162)     (0.091)     (0.123)    (0.194)
 Net realized gain on investments                                           (0.145)     --         (0.389)     (0.310)    (2.094)
                                                                          --------   --------    --------     -------    -------
 Total dividends and distributions                                          (0.208)    (0.162)     (0.480)     (0.433)    (2.288)
                                                                          --------   --------    --------     -------    -------

 NET ASSET VALUE, END OF PERIOD                                            $18.130    $16.340     $13.350     $11.020    $12.360
                                                                          ========   ========    ========     =======    =======

 TOTAL RETURN(2)                                                            12.35%     23.83%      26.87%      (7.55%)    (8.33%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                  $468,217   $308,751    $195,950     $88,499    $76,388
 Ratio of expenses to average net assets                                     1.48%      1.70%       2.04%       2.13%      1.99%
 Ratio of net investment income to average net assets                        2.24%      1.78%       1.60%       0.72%      1.12%
 Portfolio turnover                                                            14%         7%         14%         23%        15%

 (1) The average shares outstanding method has been applied for per share information.

 (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware International Value Equity Fund Class B

                                                                                                  Year Ended
                                                                       11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $16.200    $13.250     $10.930     $12.250     $15.570

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                 0.269      0.160       0.106       0.003       0.057
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                  1.586      2.873       2.613      (0.980)     (1.197)
                                                                        -------    -------     -------     -------     -------
 Total from investment operations                                         1.855      3.033       2.719      (0.977)     (1.140)
                                                                        -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                       --     (0.083)     (0.010)     (0.033)     (0.086)
 Net realized gain on investments                                        (0.145)        --      (0.389)     (0.310)     (2.094)
                                                                        -------    -------     -------     -------     -------
 Total dividends and distributions                                       (0.145)    (0.083)     (0.399)     (0.343)     (2.180)
                                                                        -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                         $17.910    $16.200     $13.250     $10.930     $12.250
                                                                        =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                         11.53%     23.00%      25.99%      (8.16%)     (9.04%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                $38,284    $38,962     $31,904     $24,006     $30,956
 Ratio of expenses to average net assets                                  2.18%      2.40%       2.74%       2.83%       2.69%
 Ratio of net investment income to average net assets                     1.54%      1.08%       0.90%       0.02%       0.42%
 Portfolio turnover                                                         14%         7%         14%         23%         15%

 (1) The average shares outstanding method has been applied for per share information.

 (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                            Delaware International Value Equity Fund Class C

                                                                                                 Year Ended
                                                                        11/30/05   11/30/04   11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                    $16.180    $13.240    $10.910     $12.240     $15.560

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                  0.269      0.160      0.104       0.005       0.057
 Net realized and unrealized gain (loss) on investments
    and foreign currencies                                                 1.586      2.863      2.625      (0.992)     (1.197)
                                                                        --------    -------    -------     -------     -------
 Total from investment operations                                          1.855      3.023      2.729      (0.987)     (1.140)
                                                                        --------    -------    -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                        --     (0.083)    (0.010)     (0.033)     (0.086)
 Net realized gain on investments                                         (0.145)        --     (0.389)     (0.310)     (2.094)
                                                                        --------    -------    -------     -------     -------
 Total dividends and distributions                                        (0.145)    (0.083)    (0.399)     (0.343)     (2.180)
                                                                        --------    -------    -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                          $17.890    $16.180    $13.240     $10.910     $12.240
                                                                        ========    =======    =======     =======     =======

 TOTAL RETURN(2)                                                          11.55%     22.94%     26.13%      (8.25%)     (9.04%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                $124,931    $70,169    $34,852     $13,604      $8,657
 Ratio of expenses to average net assets                                   2.18%      2.40%      2.74%       2.83%       2.69%
 Ratio of net investment income to average net assets                      1.54%      1.08%      0.90%       0.02%       0.42%
 Portfolio turnover                                                          14%         7%        14%         23%         15%

 (1) The average shares outstanding method has been applied for per share information.

 (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                    Delaware International Value Equity Fund Class R

                                                                            Year Ended        6/2/03(1) to
                                                                       11/30/05     11/30/04    11/30/03
 NET ASSET VALUE, BEGINNING OF PERIOD                                   $16.270      $13.350     $11.480

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(2)                                                 0.343        0.217       0.020
 Net realized and unrealized gain on investments
  and foreign currencies                                                  1.600        2.879       1.850
                                                                        -------      -------     -------
 Total from investment operations                                         1.943        3.096       1.870
                                                                        -------      -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                   (0.018)      (0.176)         --
 Net realized gain on investments                                        (0.145)          --          --
                                                                        -------      -------     -------
 Total dividends and distributions                                       (0.163)      (0.176)         --
                                                                        -------      -------     -------

 NET ASSET VALUE, END OF PERIOD                                         $18.050      $16.270     $13.350
                                                                        =======      =======     =======

 TOTAL RETURN(3)                                                         12.04%       23.43%      16.29%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                 $3,097       $1,547        $346
 Ratio of expenses to average net assets                                  1.74%        2.00%       2.47%
 Ratio of expenses to average net assets  prior to expense limitation     1.78%           --          --
 Ratio of net investment income to average net assets                     1.98%        1.48%       0.33%
 Ratio of net investment income to average net assets prior to
  expense limitation                                                      1.94%           --          --
 Portfolio turnover                                                         14%           7%         14%

 (1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

 (2) The average shares outstanding method has been applied for per share information.

 (3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. Total investment return reflects a waiver and payment of fees by the distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                     Delaware International Value Equity Fund Institutional Class

                                                                                              Year Ended
                                                                        11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                    $16.410    $13.400     $11.060     $12.410     $15.760

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                  0.439      0.305       0.218       0.120       0.189
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                   1.614      2.902       2.637      (0.998)     (1.205)
                                                                        --------   --------    --------     -------     -------
 Total from investment operations                                          2.053      3.207       2.855      (0.878)     (1.016)
                                                                        --------   --------    --------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                    (0.108)    (0.197)     (0.126)     (0.162)     (0.240)
 Net realized gain on investments                                         (0.145)        --      (0.389)     (0.310)     (2.094)
                                                                        --------   --------    --------     -------     -------
 Total dividends and distributions                                        (0.253)    (0.197)     (0.515)     (0.472)     (2.334)
                                                                        --------   --------    --------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                          $18.210    $16.410     $13.400     $11.060     $12.410
                                                                        ========   ========    ========     =======     =======

 TOTAL RETURN(2)                                                          12.67%     24.21%      27.29%      (7.29%)     (8.14%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                $276,499   $178,048    $102,974     $56,127     $75,790
 Ratio of expenses to average net assets                                   1.18%      1.40%       1.74%       1.83%       1.69%
 Ratio of net investment income to average net assets                      2.54%      2.08%       1.90%       1.02%       1.42%
 Portfolio turnover                                                          14%         7%         14%         23%         15%

 (1) The average shares outstanding method has been applied for per share information.

 (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                               Delaware Emerging Markets Fund Class A

                                                                                               Year Ended
                                                                          11/30/05   11/30/04   11/30/03    11/30/02  11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $14.550    $10.890     $7.240      $6.920    $6.600

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                    0.309      0.225      0.111       0.181     0.170
 Net realized and unrealized gain on investments and foreign currencies      3.567      3.637      3.712       0.269     0.176
                                                                          --------   --------    -------      ------    ------
 Total from investment operations                                            3.876      3.862      3.823       0.450     0.346
                                                                          --------   --------    -------      ------    ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                      (0.092)    (0.202)    (0.173)     (0.130)   (0.026)
 Net realized gain on investments                                           (0.384)        --         --          --        --
                                                                          --------   --------    -------      ------    ------
 Total dividends and distributions                                          (0.476)    (0.202)    (0.173)     (0.130)   (0.026)
                                                                          --------   --------    -------      ------    ------

 NET ASSET VALUE, END OF PERIOD                                            $17.950    $14.550    $10.890      $7.240    $6.920
                                                                          ========   ========    =======      ======    ======

 TOTAL RETURN(2)                                                            27.42%     36.01%     54.01%       6.62%     5.09%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                  $724,417   $209,870    $38,383      $8,202    $6,605
 Ratio of expenses to average net assets                                     1.97%      1.91%      1.95%       1.95%     1.95%
 Ratio of expenses to average net assets prior to expense limitation         2.02%      2.12%      2.66%       2.99%     2.73%
 Ratio of net investment income to average net assets                        1.90%      1.81%      1.28%       2.46%     2.39%
 Ratio of net investment income to average net assets prior to
  expense limitation                                                         1.85%      1.60%      0.57%       1.42%     1.61%
 Portfolio turnover                                                            25%        34%        55%         33%       36%

 (1) The average shares outstanding method has been applied for per share information.

 (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor, as applicable. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Emerging Markets Fund Class B

                                                                                               Year Ended
                                                                          11/30/05   11/30/04   11/30/03    11/30/02  11/30/01

 NET ASSET VALUE, BEGINNING OF PERIOD                                      $14.290    $10.710     $7.120      $6.800    $6.520

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                    0.191      0.135      0.050       0.126     0.117
 Net realized and unrealized gain on investments and foreign currencies      3.503      3.583      3.658       0.271     0.163
                                                                           -------   --------    -------      ------    ------
 Total from investment operations                                            3.694      3.718      3.708       0.397     0.280
                                                                           -------   --------    -------      ------    ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                          --     (0.138)    (0.118)     (0.077)       --
 Net realized gain on investments                                           (0.384)        --         --          --        --
                                                                           -------   --------    -------      ------    ------
 Total dividends and distributions                                          (0.384)    (0.138)    (0.118)     (0.077)       --
                                                                           -------   --------    -------      ------    ------

 NET ASSET VALUE, END OF PERIOD                                            $17.600    $14.290    $10.710      $7.120    $6.800
                                                                           =======   ========    =======      ======    ======

 TOTAL RETURN(2)                                                            26.47%     35.08%     52.90%       5.90%     4.29%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                   $36,399    $16,027     $6,695      $3,050    $2,763
 Ratio of expenses to average net assets                                     2.72%      2.66%      2.70%       2.70%     2.70%
 Ratio of expenses to average net assets prior to expense limitation         2.72%      2.82%      3.36%       3.69%     3.43%
 Ratio of net investment income to average net assets                        1.15%      1.06%      0.53%       1.71%     1.64%
 Ratio of net investment income (loss) to average net assets prior to
  expense limitation and expenses paid indirectly                            1.15%      0.90%     (0.13%)      0.72%     0.91%
 Portfolio turnover                                                            25%        34%        55%         33%       36%

 (1) The average shares outstanding method has been applied for per share information.

 (2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                                 Delaware Emerging Markets Fund Class C

                                                                                               Year Ended
                                                                          11/30/05  11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $14.270   $10.700      $7.110      $6.800      $6.510

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                    0.191     0.135       0.048       0.126       0.117
 Net realized and unrealized gain on investments and foreign currencies      3.503     3.573       3.660       0.261       0.173
                                                                           -------   -------     -------      ------      ------
 Total from investment operations                                            3.694     3.708       3.708       0.387       0.290
                                                                           -------   -------     -------      ------      ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                          --    (0.138)     (0.118)     (0.077)         --
 Net realized gain on investments                                           (0.384)       --          --          --          --
                                                                           -------   -------     -------      ------      ------
 Total dividends and distributions                                          (0.384)   (0.138)     (0.118)     (0.077)         --
                                                                           -------   -------     -------      ------      ------

 NET ASSET VALUE, END OF PERIOD                                            $17.580   $14.270     $10.700      $7.110      $6.800
                                                                           =======   =======     =======      ======      ======

 TOTAL RETURN(2)                                                             26.51%    35.02%      52.97%       5.75%       4.46%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                  $211,896   $50,564      $6,259      $1,391      $1,041
 Ratio of expenses to average net assets                                     2.72%     2.66%       2.70%       2.70%       2.70%
 Ratio of expenses to average net assets prior to expense limitation         2.72%     2.82%       3.36%       3.69%       3.43%
 Ratio of net investment income to average net assets                        1.15%     1.06%       0.53%       1.71%       1.64%
 Ratio of net investment income (loss) to average net assets prior to
  expense limitation                                                         1.15%     0.90%      (0.13%)      0.72%       0.91%
 Portfolio turnover                                                            25%       34%         55%         33%         36%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware Emerging Markets Fund Institutional Class

                                                                                               Year Ended
                                                                          11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $14.610    $10.920      $7.260      $6.940      $6.630

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                    0.349      0.256       0.134       0.199       0.188
 Net realized and unrealized gain on investments and foreign currencies      3.579      3.659       3.717       0.269       0.169
                                                                           -------    -------     -------      ------      ------
 Total from investment operations                                            3.928      3.915       3.851       0.468       0.357
                                                                           -------    -------     -------      ------      ------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                      (0.124)    (0.225)     (0.191)     (0.148)     (0.047)
 Net realized gain on investments                                           (0.384)        --          --          --          --
                                                                           -------    -------     -------      ------      ------
 Total dividends and distributions                                          (0.508)    (0.225)     (0.191)     (0.148)     (0.047)
                                                                           -------    -------     -------      ------      ------

 NET ASSET VALUE, END OF PERIOD                                            $18.030    $14.610     $10.920      $7.260      $6.940
                                                                           =======    =======     =======      ======      ======

 TOTAL RETURN(2)                                                            27.73%     36.34%      54.52%       6.88%       5.40%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                  $255,608    $63,732      $6,131      $2,753      $2,182
 Ratio of expenses to average net assets                                     1.72%      1.66%       1.70%       1.70%       1.70%
 Ratio of expenses to average net assets prior to expense limitation         1.72%      1.82%       2.36%       2.69%       2.43%
 Ratio of net investment income to average net assets                        2.15%      2.06%       1.53%       2.71%       2.64%
 Ratio of net investment income to average net assets prior to
  expense limitation                                                         2.15%      1.90%       0.87%       1.72%       1.91%
 Portfolio turnover                                                            25%        34%         55%         33%         36%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager, as applicable. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware International Small Cap Value Fund Class A

                                                                                               Year Ended
                                                                          11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.810     $8.700      $6.250      $7.410      $8.340

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                    0.120      0.156       0.113       0.143       0.146
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                     1.231      2.059       2.457      (1.098)     (0.367)
                                                                           -------    -------     -------     -------     -------
 Total from investment operations                                            1.351      2.215       2.570      (0.955)     (0.221)
                                                                           -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                      (0.016)    (0.105)     (0.120)     (0.138)     (0.188)
 Net realized gain on investments                                           (0.485)        --          --      (0.067)     (0.521)
                                                                           -------    -------     -------     -------     -------
 Total dividends and distributions                                          (0.501)    (0.105)     (0.120)     (0.205)     (0.709)
                                                                           -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                            $11.660    $10.810      $8.700      $6.250      $7.410
                                                                           =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                            12.97%     25.74%      41.97%     (13.23%)     (3.09%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                   $20,613    $16,597     $12,699      $4,839         $35
 Ratio of expenses to average net assets                                     1.89%      1.50%       1.50%       1.50%       1.29%
 Ratio of expenses to average net assets prior to expense limitation         2.13%      2.21%       2.10%       2.57%       3.67%
 Ratio of net investment income to average net assets                        1.06%      1.64%       1.59%       2.03%       1.87%
 Ratio of net investment income (loss) to average net assets prior to
  expense limitation                                                         0.82%      0.93%       0.99%       0.96%      (0.51%)
 Portfolio turnover                                                            51%        36%         59%         24%         20%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager and distributor. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware International Small Cap Value Fund Class B

                                                                                                                        9/28/01(1)
                                                                                               Year Ended                   to
                                                                          11/30/05   11/30/04    11/30/03    11/30/02    11/30/01

 NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.740     $8.660      $6.210      $7.410      $6.920

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(2)                                             0.037      0.085       0.060       0.091      (0.003)
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                     1.218      2.042       2.457      (1.100)      0.493
                                                                           -------    -------     -------     -------     -------
 Total from investment operations                                            1.255      2.127       2.517      (1.009)      0.490
                                                                           -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                          --     (0.047)     (0.067)     (0.124)         --
 Net realized gain on investments                                           (0.485)        --          --      (0.067)         --
                                                                           -------    -------     -------     -------     -------
 Total dividends and distributions                                          (0.485)    (0.047)     (0.067)     (0.191)         --
                                                                           -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                            $11.510    $10.740      $8.660      $6.210      $7.410
                                                                           =======    =======     =======     =======     =======

 TOTAL RETURN(3)                                                            12.11%     24.68%      41.00%     (13.95%)      7.08%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                    $3,483     $6,673      $6,064      $2,929         $17
 Ratio of expenses to average net assets                                     2.64%      2.25%       2.25%       2.25%       2.25%
 Ratio of expenses to average net assets prior to expense limitation         2.83%      2.91%       2.80%       3.32%      13.55%
 Ratio of net investment income (loss) to average net assets                 0.31%      0.89%       0.84%       1.28%      (0.03%)
 Ratio of net investment income (loss) to average net assets prior to
  expense limitation                                                         0.12%      0.23%       0.29%       0.21%     (11.33%)
 Portfolio turnover                                                            51%        36%         59%         24%         20%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware International Small Cap Value Fund Class C

                                                                                                                        9/28/01(1)
                                                                                               Year Ended                   to
                                                                          11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.750     $8.660      $6.210      $7.410      $6.920

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(2)                                             0.037      0.084       0.054       0.089      (0.003)
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                     1.218      2.053       2.463      (1.098)      0.493
                                                                           -------    -------     -------     -------     -------
 Total from investment operations                                            1.255      2.137       2.517      (1.009)      0.490
                                                                           -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                          --    (0.047)      (0.067)     (0.124)        --
 Net realized gain on investments                                           (0.485)       --           --      (0.067)        --
                                                                           -------    -------     -------     -------     -------
 Total dividends and distributions                                          (0.485)    (0.047)     (0.067)     (0.191)        --
                                                                           -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                            $11.520    $10.750      $8.660      $6.210      $7.410
                                                                           =======    =======     =======     =======     =======

 TOTAL RETURN(3)                                                            12.10%     24.80%      41.00%     (13.95%)      7.08%

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                    $6,380     $4,355      $1,504         $95          $4
 Ratio of expenses to average net assets                                     2.64%      2.25%       2.25%       2.25%       2.25%
 Ratio of expenses to average net assets prior to expense limitation         2.83%      2.91%       2.80%       3.32%      13.55%
 Ratio of net investment income (loss) to average net assets                 0.31%      0.89%       0.84%       1.28%      (0.03%)
 Ratio of net investment income (loss) to average net assets prior to
  expense limitation                                                         0.12%      0.23%       0.29%       0.21%     (11.33%)
 Portfolio turnover                                                            51%        36%         59%         24%         20%

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

FINANCIAL
  HIGHLIGHTS (CONTINUED)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware International Small Cap Value Fund Institutional Class

                                                                                               Year Ended
                                                                          11/30/05   11/30/04    11/30/03    11/30/02    11/30/01
 NET ASSET VALUE, BEGINNING OF PERIOD                                      $10.840     $8.730      $6.260      $7.410      $8.340

 INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment income(1)                                                    0.148      0.180       0.131       0.161       0.149
 Net realized and unrealized gain (loss) on investments
  and foreign currencies                                                     1.237      2.053       2.476      (1.101)     (0.370)
                                                                           -------    -------     -------     -------     -------
 Total from investment operations                                            1.385      2.233       2.607      (0.940)     (0.221)
                                                                           -------    -------     -------     -------     -------

 LESS DIVIDENDS AND DISTRIBUTIONS FROM:
 Net investment income                                                      (0.040)    (0.123)     (0.137)     (0.143)     (0.188)
 Net realized gain on investments                                           (0.485)        --          --      (0.067)     (0.521)
                                                                           -------    -------     -------     -------     -------
 Total dividends and distributions                                          (0.525)    (0.123)     (0.137)     (0.210)     (0.709)
                                                                           -------    -------     -------     -------     -------

 NET ASSET VALUE, END OF PERIOD                                            $11.700    $10.840      $8.730      $6.260      $7.410
                                                                           =======    =======     =======     =======     =======

 TOTAL RETURN(2)                                                            13.28%     25.91%      42.62%     (13.03%)     (3.09%)

 RATIOS AND SUPPLEMENTAL DATA:
 Net assets, end of period (000 omitted)                                    $4,576       $667        $300      $3,114      $3,579
 Ratio of expenses to average net assets                                     1.64%      1.25%       1.25%       1.25%       1.25%
 Ratio of expenses to average net assets prior to expense limitation         1.83%      1.91%       1.80%       2.32%       3.42%
 Ratio of net investment income to average net assets                        1.31%      1.89%       1.84%       2.28%       1.91%
 Ratio of net investment income (loss) to average net assets prior to
  expense limitation                                                         1.12%      1.23%       1.29%       1.21%      (0.26%)
 Portfolio turnover                                                            51%        36%         59%         24%         20%

(1) The average shares outstanding method has been applied for per share information.

(2) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.

 See accompanying notes

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS                                      November 30, 2005


Delaware Group Global & International Funds (the "Trust") is organized as a Delaware statutory trust and offers three series: Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund (each, a "Fund" or collectively, the "Funds"). The Trust is an open-end investment company. The Funds are considered diversified under the Investment Company Act of 1940, as amended, and offer Class A, Class B, Class C, Class R and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. Class C shares are sold with a contingent deferred sales charge of 1%, if redeemed during the first 12 months. Class R and Institutional Class shares are not subject to a sales charge and are offered for sale exclusively to a limited group of investors. As of November 30, 2005, Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund have not commenced sales of the Class R shares.

The investment objective of Delaware International Value Equity Fund is to seek long-term growth without undue risk to principal.

The investment objective of Delaware Emerging Markets Fund is to seek long-term capital appreciation.

The investment objective of Delaware International Small Cap Value Fund is to seek long-term capital appreciation.

1. SIGNIFICANT ACCOUNTING POLICIES
The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Funds.

Security Valuation -- Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price before each Fund is valued. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Securities lending collateral is valued at amortized cost, which approximates market value. Forward foreign currency exchange contracts are valued at the mean between the bid and asked prices of the contracts and are marked-to-market daily. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g., government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes -- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provisions for federal income taxes have been made in the financial statements.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments(R) Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other -- Expenses common to all funds within the Delaware Investments(R) Family of Funds are allocated amongst the funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Funds understanding of the applicable country's tax rules and rates. Each Fund declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES
In accordance with the terms of each Fund's respective investment management agreement, the Funds pay Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on its average daily net assets as follows:

                                          Delaware International    Delaware Emerging    Delaware International
                                             Value Equity Fund        Markets Fund        Small Cap Value Fund
                                         ------------------------ --------------------- ------------------------
  On the first $500 million                      0.85%                   1.25%                   1.25%
  On the next $500 million                       0.80%                   1.20%                   1.20%
  On the next $1.5 billion                       0.75%                   1.15%                   1.15%
  In excess of $2.5 billion                      0.70%                   1.10%                   1.10%

Mondrian Investment Partners Limited ("Mondrian") furnishes investment sub-advisory services to the Funds pursuant to a Sub-Advisory Agreement. For these services, DMC, not the Funds, pays Mondrian the following fees as a percentage of each Fund's average daily net assets:

                                          Delaware International   Delaware Emerging  Delaware International
                                             Value Equity Fund        Markets Fund     Small Cap Value Fund
                                         ------------------------ ------------------ ------------------------
                                                    0.20%                  0.30%               0.20%

DMC has contractually agreed to waive that portion, if any, of its management fees and reimburse the Funds to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, certain insurance costs, and extraordinary expenses, do not exceed specified percentages of average daily net assets as shown below.

                                                    Delaware Emerging         Delaware International
                                                       Markets Fund            Small Cap Value Fund
                                                   --------------------     --------------------------
  The operating expense limitation as a
  percentage of average daily net assets
  (per annum)                                             1.70%                      1.25%

  Expiration date                                       1/31/05                    1/31/05

  Effective February 1, 2005, the operating
  expense limitation as a percentage of average
  daily net assets (per annum)                               --                      1.68%

  Expiration date                                       3/31/06                    3/31/06

Delaware Service Company, Inc. (DSC), an affiliate of DMC, provides accounting, administration, dividend disbursing and transfer agent services. Effective May 19, 2005, the Funds pay DSC a monthly fee computed at the annual rate of 0.04% of each Fund's average daily net assets for accounting and administration services. Prior to May 19, 2005, the Funds paid DSC a monthly fee based on average net assets subject to certain minimums for accounting and administration services. The Funds pay DSC a monthly fee based on the number of shareholder accounts for dividend disbursing and transfer agent services.

Pursuant to a distribution agreement and distribution plan, the Funds pay Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual distribution and service fee not to exceed 0.30% of the average daily net assets of the Class A shares, 1.00% of the average daily net assets of the Class B and C shares and 0.60% of the average daily net assets of the Class R shares. DDLP has contracted to waive distribution and service fees through March 31, 2006 in order to prevent distribution and service fees of Class A shares of Delaware Emerging Markets Fund and Delaware International Small Cap Value Fund from exceeding 0.25% of average daily net assets. Effective August 1, 2005, DDLP has contracted to limit distribution and service fees for Delaware International Value Equity Fund through March 31, 2006 for Class R shares to no more than 0.50% of average daily net assets. Institutional Class shares pay no distribution or service expenses.

At November 30, 2005, the Funds had liabilities payable to affiliates as follows:

                                            Delaware International    Delaware Emerging    Delaware International
                                               Value Equity Fund        Markets Fund        Small Cap Value Fund
                                           ------------------------  -------------------  ------------------------
  Investment management fee payable to DMC        $611,597               $1,216,425              $33,986

  Dividend disbursing, transfer agent,
    accounting and administration fees and
    other expenses payable to DSC                  142,529                  192,917                8,695

  Distribution fee payable to DDLP                 247,520                  355,195               27,649

  Other expenses payable to DMC and affiliates*     15,824                   19,448                7,668

*DMC, as part of its administrative services, pays operating expenses on behalf of the Funds and is reimbursed on a periodic basis. Such expenses include items such as printing of shareholder reports, fees for audit, legal and tax services, registration fees and trustees' fees.

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)


2. INVESTMENT MANAGEMENT, ADMINISTRATION AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)
As provided in the investment management agreement, the Funds bear the cost of certain legal services expenses, including internal legal services provided to the Funds by DMC employees. For the year ended November 30, 2005, the Funds were charged for internal legal services provided by DMC as follows:

                                          Delaware International    Delaware Emerging    Delaware International
                                             Value Equity Fund        Markets Fund        Small Cap Value Fund
                                         ------------------------  -------------------  ------------------------
                                                  $48,783                 $58,579               $2,352

For the year ended November 30, 2005, DDLP earned commissions on sales of the Class A shares for each Fund as follows:

                                          Delaware International    Delaware Emerging    Delaware International
                                             Value Equity Fund        Markets Fund        Small Cap Value Fund
                                         ------------------------  -------------------  ------------------------
                                                $194,934               $528,699              $18,138

For the year ended November 30, 2005, DDLP received gross contingent deferred sales charge commissions on redemption of each Fund's Class A, Class B and Class C shares, respectively, and these commissions were entirely used to offset up-front commissions previously paid by DDLP to broker-dealers on sales of those shares. The amounts received were as follows:

                                          Delaware International    Delaware Emerging    Delaware International
                                             Value Equity Fund        Markets Fund        Small Cap Value Fund
                                         ------------------------  -------------------  ------------------------
  Class A                                      $    47                 $ 1,123               $    34
  Class B                                       86,657                  65,064                26,266
  Class C                                       12,277                  66,332                 1,031

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Trust. These officers and trustees are paid no compensation by the Funds.

3. INVESTMENTS
For the year ended November 30, 2005, the Funds made purchases and sales of investment securities other than short-term investments as follows:

                                          Delaware International    Delaware Emerging    Delaware International
                                             Value Equity Fund        Markets Fund        Small Cap Value Fund
                                         ------------------------  -------------------  ------------------------
  Purchases                                   $343,696,300            $921,174,263            $20,314,949
  Sales                                         98,525,161             198,718,108             16,053,291

At November 30, 2005, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:

                                          Delaware International    Delaware Emerging    Delaware International
                                             Value Equity Fund        Markets Fund        Small Cap Value Fund
                                         ------------------------  -------------------  ------------------------
  Cost of investments                         $850,109,305            $1,073,402,214          $29,585,048
                                              ============            ==============          ===========
  Aggregate unrealized appreciation           $170,442,193            $  194,154,006          $ 6,777,591
  Aggregate unrealized depreciation             (7,182,349)              (32,209,116)          (1,517,242)
                                              ------------            --------------          -----------
  Net unrealized appreciation                 $163,259,844            $  161,944,890          $ 5,260,349
                                              ============            ==============          ===========

4. DIVIDEND AND DISTRIBUTION INFORMATION
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. Additionally, gains (losses) on foreign currency transactions and net short-term gains on sale of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended November 30, 2005 and 2004 was as follows:

                                                   Ordinary               Long-Term
                                                    Income              Capital Gain             Total
                                                  ----------            ------------             -----
  YEAR ENDED NOVEMBER 30, 2005:
  Delaware International Value Equity Fund        $2,404,894             $5,401,788           $7,806,682
  Delaware Emerging Markets Fund                   5,644,409              6,139,352           11,783,761
  Delaware International Small Cap Value Fund         27,403              1,289,830            1,317,233

                                                   Ordinary               Long-Term
                                                    Income              Capital Gain             Total
                                                  ----------            ------------             -----
  YEAR ENDED NOVEMBER 30, 2004:
  Delaware International Value Equity Fund        $4,501,811             $      --            $4,501,811
  Delaware Emerging Markets Fund                   1,143,737                    --             1,143,737
  Delaware International Small Cap Value Fund        202,500                 2,559               205,059

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)


4. DIVIDEND AND DISTRIBUTION INFORMATION (CONTINUED)
As of November 30, 2005, the components of net assets on a tax basis were as follows:

                                          Delaware International    Delaware Emerging    Delaware International
                                             Value Equity Fund        Markets Fund        Small Cap Value Fund
                                         ------------------------  -------------------  ------------------------
  Shares of beneficial interest               $690,027,340           $989,490,005            $25,072,726
  Undistributed ordinary income                 21,133,051             40,883,449                843,810
  Undistributed long-term capital gain          36,615,011             35,958,546              3,876,135
  Unrealized appreciation of investments
    and foreign currencies                     163,252,192            161,988,027              5,258,959
                                              ------------         --------------            -----------
  Net assets                                  $911,027,594         $1,228,320,027            $35,051,630
                                              ============         ==============            ===========

The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, mark-to-market on forward foreign currency contracts and tax treatment of unrealized gain on investments in passive foreign investment companies.

For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to tax treatment of gain (loss) on foreign currency transactions. Results of operations and net assets were not affected by these reclassifications. For the year ended November 30, 2005, the Fund recorded the following reclassifications:

                                                Delaware International    Delaware Emerging    Delaware International
                                                   Value Equity Fund        Markets Fund        Small Cap Value Fund
                                               -----------------------   -------------------  -----------------------
  Undistributed net investment income (loss)         $1,005,523             $(1,194,640)            $163,209
  Accumulated net realized gain (loss)               (1,005,523)              1,194,640             (163,209)

5. CAPITAL SHARES
Transactions in capital shares were as follows:

                                          Delaware International         Delaware Emerging       Delaware International
                                             Value Equity Fund             Markets Fund           Small Cap Value Fund
                                        --------------------------     --------------------    --------------------------
                                             Year        Year            Year        Year           Year        Year
                                             Ended       Ended           Ended       Ended          Ended       Ended
                                           11/30/05    11/30/04        11/30/05    11/30/04       11/30/05    11/30/04
  Shares sold:
    Class A                              12,147,953    9,838,008      36,173,260  14,586,055       924,305     789,295
    Class B                                 598,282      596,758       1,269,234     664,931       268,595     165,313
    Class C                               3,409,361    2,276,705       9,815,478   3,334,562       253,620     275,661
    Class R                                 103,644       78,719              --          --            --          --
    Institutional Class                   9,655,870    5,563,051      12,518,641   4,606,103       468,122      27,300

  Shares issued upon reinvestment
    of dividends and distributions:
    Class A                                 224,429      157,814         441,468      62,887        65,866      16,888
    Class B                                  19,856       14,326          28,753       7,525        25,742       3,494
    Class C                                  37,105       15,563         104,289       7,986        18,092         788
    Class R                                   1,076          395              --          --            --          --
    Institutional Class                     102,088       93,262         144,514      11,234           263          13
                                         ----------   ----------     -----------  ----------     ---------   ---------
                                         26,299,664   18,634,601      60,495,637  23,281,283     2,024,605   1,278,752
                                         ----------   ----------     -----------  ----------     ---------   ---------
  Shares repurchased:
    Class A                              (5,433,402)  (5,778,031)    (10,684,486) (3,750,765)     (757,407)   (726,240)
    Class B                                (885,497)    (613,271)       (351,496)   (175,704)     (612,909)   (247,948)
    Class C                                (798,949)    (588,210)     (1,409,999)   (384,720)     (123,074)    (44,878)
    Class R                                 (28,177)     (10,040)             --           --           --          --
    Institutional Class                  (5,420,703)  (2,490,648)     (2,850,450)   (816,135)     (138,738)       (177)
                                         ----------   ----------     -----------  ----------     ---------   ---------
                                        (12,566,728)  (9,480,200)    (15,296,431) (5,127,324)   (1,632,128) (1,019,243)
                                         ----------   ----------     -----------  ----------     ---------   ---------
  Net increase                           13,732,936    9,154,401      45,199,206  18,153,959       392,477     259,509
                                         ==========   ==========     ===========  ==========     =========   =========

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)


5. CAPITAL SHARES (CONTINUED)
For the years ended November 30, 2005 and 2004, the following shares were converted from Class B to Class A shares. The respective amounts are included in Class B redemptions and Class A subscriptions in the tables above and the Statements of Changes in Net Assets.

                                                                 Year Ended                                  Year Ended
                                                                  11/30/05                                    11/30/04
                                                Class B shares  Class A shares  Value    Class B shares   Class A shares    Value
                                                --------------  --------------  -----    --------------   --------------    -----
  Delaware International Value Equity Fund         280,737         278,179    $4,876,931     118,129          117,404    $1,702,408
  Delaware Emerging Markets Fund                    60,885          59,847     1,004,869      12,964           12,758       154,295
  Delaware International Small Cap Value Fund       30,812          30,561       350,461      69,342           69,129       650,955

6. LINE OF CREDIT
Each Fund, along with certain other funds in the Delaware Investments(R) Family of Funds (the "Participants"), participates in a $225,000,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding as of November 30, 2005, or at any time during the year.

7. FOREIGN EXCHANGE CONTRACTS
The Funds may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Funds may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Funds may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

8. SECURITIES LENDING
The Delaware International Value Equity Fund, along with other funds in the Delaware Investments(R) Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with J.P. Morgan Chase. Initial security loans made pursuant to the Lending Agreement are required to be secured by U.S. government obligations and/or cash collateral not less than 102% of the market value of the securities issued in the United States and 105% of the market value of securities issued outside the United States. With respect to each loan, if the aggregate market value of the collateral held on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is invested in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top two tiers by Standard & Poor's Ratings Group or Moody's Investors Service, Inc. or repurchase agreements collateralized by such securities. However, in the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. The security lending agent and the borrower retain a portion of the earnings from the collateral investments. The Fund records security lending income net of such allocation.

At November 30, 2005, the market value of securities on loan for Delaware International Value Equity Fund was $100,266,363, for which cash collateral was received and invested in accordance with the Lending Agreement. Such investments are presented on the Delaware International Value Equity Fund's Statement of Net Assets under the caption "Securities Lending Collateral."

9. CREDIT AND MARKET RISK
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by a Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by a Fund.

With the exception of the Delaware International Value Equity Fund, each Fund may invest up to 15% of its net assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The Delaware International Value Equity Fund may invest up to 10% of its net assets in such securities. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board of Trustees has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of each Fund's limitation on investments in illiquid assets. At November 30, 2005, no securities were determined to be illiquid securities under each Fund's Liquidity Procedures.

NOTES                                               DELAWARE INTERNATIONAL FUNDS
  TO FINANCIAL STATEMENTS (CONTINUED)


9. CREDIT AND MARKET RISK (CONTINUED)
Delaware International Small Cap Value Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of small companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include limited financial resources or a dependence on narrow product lines.

10. INDUSTRY ALLOCATION (UNAUDITED)
As of November 30, 2005, each Fund's investment in equity securities classified by type of business were as follows:

                                              Delaware International    Delaware Emerging    Delaware International
  Industry (as a percentage of net assets)      Value Equity Fund          Markets Fund       Small Cap Value Fund
  ----------------------------------------   ------------------------  -------------------  ------------------------
  Automobiles & Components                           4.60%                    1.72%                  1.48%
  Banks                                             18.76                    18.04                     --
  Capital goods                                      2.58                     0.91                  22.96
  Commercial Services & Supplies                     1.31                       --                   6.91
  Consumer Durables & Apparel                        0.73                     6.88                   6.85
  Consumer Goods                                       --                       --                   1.62
  Consumer Services                                  0.39                       --                     --
  Diversified Financials                             5.64                     5.40                   1.84
  Energy                                            11.90                     6.56                   4.70
  Food, Beverage & Tobacco                           4.64                     2.53                   2.70
  Food & Staples Retailing                           3.16                     1.80                     --
  Health Care Equipment & Services                     --                     0.93                     --
  Hotels, Restaurants & Leisure                        --                     1.49                   2.27
  Household Durables                                 0.01                     1.82                   0.80
  Insurance                                          2.09                       --                   1.79
  Materials                                          9.19                    12.00                   8.65
  Media                                              1.94                       --                     --
  Pharmaceuticals                                    6.46                     0.24                   1.78
  Real Estate                                        1.38                       --                   5.59
  Retail                                               --                       --                   2.01
  Semiconductor & Equipment                            --                     4.88                     --
  Software & Services                                0.32                       --                   3.20
  Technology                                         3.93                     3.00                   7.27
  Telecommunications                                 9.37                    19.08                   0.95
  Transportation                                     0.80                     7.21                  13.71
  Utilities                                          6.95                     5.12                   1.77
                                                   ------                   ------                 ------
  Total                                             96.15%                   99.61%                 98.85%
                                                   ======                   ======                 ======


REPORT
  OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Shareholders and Board of Trustees
Delaware Group Global & International Funds

We have audited the accompanying statements of net assets of the Delaware Group Global & International Funds (comprising the Delaware International Value Equity Fund, Delaware Emerging Markets Fund and Delaware International Small Cap Value
Fund) (the "Funds") as of November 30, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Delaware Group Global & International Funds at November 30, 2005, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.



                                                /s/ Ernst & Young LLP



Philadelphia, Pennsylvania
January 11, 2006

OTHER                                               DELAWARE INTERNATIONAL FUNDS
   FUND INFORMATION



TAX INFORMATION (UNAUDITED)
The information set forth below is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of a fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended November 30, 2005, each Fund designates distributions paid during the year as follows:

                                                       (A)                  (B)
                                                    Long-Term            Ordinary
                                                  Capital Gains           Income               Total                 (C)
                                                  Distributions       Distributions*       Distribution          Qualifying
                                                   (Tax Basis)          (Tax Basis)         (Tax Basis)          Dividends(1)
                                                 ---------------     ----------------     --------------        ------------
Delaware International Value Equity Fund               69%                  31%                100%                   --

Delaware Emerging Markets Fund                         52%                  48%                100%                   --

Delaware International Small Cap Value Fund            98%                  2%                 100%                   --

(A) and (B) are based on a percentage of each Fund's total distributions.

(C) is based on a percentage of each Fund's ordinary income distributions.

(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

*For the fiscal year ended November 30, 2005 certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate up to a maximum amount to be taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV. The amounts paid for the year ended November 30, 2005 were as follows:


                                          Delaware International    Delaware Emerging    Delaware International
                                             Value Equity Fund        Markets Fund        Small Cap Value Fund
                                         ------------------------  -------------------  ------------------------
                                                $2,404,894              $5,644,409              $27,403

The Delaware International Value Equity Fund, The Delaware Emerging Markets Fund and The International Small Cap Value Fund intend to pass through foreign tax credits in the maximum amounts of $1,297,536, $1,588,169, and $35,068, respectively. The gross foreign source income earned during fiscal year 2005 by The Delaware International Value Equity Fund, The Delaware Emerging Markets Fund, and The International Small Cap Value Fund was $28,084,492, $35,137,033, and $1,003,916, respectively. Complete information will be computed and reported in conjunction with your 2005 Form 1099-DIV.

OTHER                                               DELAWARE INTERNATIONAL FUNDS
   FUND INFORMATION (CONTINUED)


DELAWARE INVESTMENTS SMALL CAP VALUE CHANGE IN INVESTMENT STRATEGY (UNAUDITED) On December 15, 2005, the Board of Trustees of the Trust approved the following investment strategy changes with respect to Delaware International Small Cap Value Fund (the "Fund") that will become effective on March 30, 2006: (1) the Fund's investment policies will be changed to allow the Fund to invest a significant portion of its assets in U.S. equity securities; and (2) the Fund's investment policies will be changed to allow the Fund to invest in securities of issuers of all sizes, thereby eliminating the Fund's current focus on the securities of small capitalization issuers. Accordingly, the Fund will no longer invest at least 80% of its net assets in the securities of small capitalization issuers.

Upon implementation of these investment strategy changes, the Fund will be managed by portfolio management teams within Delaware Management Company. To reflect these investment strategy changes, effective on March 30, 2006, the name of the Fund will be changed to "Delaware Global Value Fund."

In connection with the investment strategy changes, (1) the maximum annual investment advisory fee with respect to the Fund will be reduced from 1.25% to 0.85% (expressed as a percentage of the Fund's average daily net assets) effective on March 30, 2006; and (2) contingent deferred sales charges ("CDSCs") applicable to redemptions of the Fund's Class A, Class B and Class C Shares purchased prior to January 2, 2006 will be waived through the end of business on March 29, 2006. Class A, Class B and Class C Fund Shares purchased on or after January 2, 2006 will be subject to the CDSCs described in the Fund's prospectus. In addition, all Class A, Class B and Class C Fund Shares (including those purchased prior to January 2, 2006) will be subject to the CDSCs described in the Fund's prospectus beginning on March 30, 2006.

DELAWARE EMERGING MARKETS FUND MINIMUM INVESTMENT AND CLOSURE (UNAUDITED) Effective July 6, 2005, a minimum initial investment of $50,000 is required to open a new account in Delaware Emerging Markets Fund (the "Fund") (by purchase, exchange or certain transfers). The minimum additional or subsequent investment amounts will remain as stated in the Fund's prospectus.

Effective at the close of business on August 25, 2005, the Fund was closed to all new investors. Shareholders of record at that time are able to continue to add to their existing account through new purchases, including purchases through reinvestment of dividends or capital gains distributions, and exchanges. In addition, existing retirement plans are able to add new participants and existing participants in such plans are able to add to their accounts. The 12b-1 fee for Class A shares of the Fund will be capped at 0.25% for the duration of the closure.

The Fund reserves the right to modify these policies at any time.

DELAWARE INVESTMENTS(R) FAMILY OF FUNDS
  BOARD OF TRUSTEES/DIRECTORS AND OFFICERS ADDENDUM

A mutual fund is governed by a Board of Trustees/Directors ("Trustees"), which has oversight responsibility for the management of a fund's business affairs. Trustees establish procedures and oversee and review the performance of the investment manager, the distributor and others who perform services for the fund. The independent fund trustees, in particular, are advocates for shareholder interests. The following is a list of the Trustees and Officers with certain background and related information.


                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

 JUDE T. DRISCOLL(2)         Chairman,         5 Years -          Since August 2000,                87                 None
2005 Market Street          President,    Executive Officer  Mr. Driscoll has served in
 Philadelphia, PA        Chief Executive                    various executive capacities
       19103                Officer and       2 Years -         at different times at
                              Trustee          Trustee          Delaware Investments(1)
  March 10, 1963
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

 THOMAS L. BENNETT            Trustee           Since            Private Investor -                87                 None
2005 Market Street                         March 23, 2005      (March 2004 - Present)
 Philadelphia, PA
       19103                                                    Investment Manager -
                                                                Morgan Stanley & Co.
  October 4, 1947                                            (January 1984 - March 2004)
-----------------------------------------------------------------------------------------------------------------------------------
    JOHN A. FRY               Trustee          4 Years               President -                   87              Director -
2005 Market Street                                           Franklin & Marshall College                        Community Health
 Philadelphia, PA                                               (June 2002 - Present)                                Systems
       19103
                                                             Executive Vice President -
   May 28, 1960                                              University of Pennsylvania
                                                              (April 1995 - June 2002)
-----------------------------------------------------------------------------------------------------------------------------------
 ANTHONY D. KNERR             Trustee         12 Years       Founder/Managing Director -           87                 None
2005 Market Street                                           Anthony Knerr & Associates
 Philadelphia, PA                                              (Strategic Consulting)
       19103                                                      (1990 - Present)

 December 7, 1938
-----------------------------------------------------------------------------------------------------------------------------------
LUCINDA S. LANDRETH           Trustee           Since        Chief Investment Officer -            87                 None
2005 Market Street                         March 23, 2005          Assurant, Inc.
 Philadelphia, PA                                                    (Insurance)
       19103                                                        (2002 - 2004)

   June 24, 1947
-----------------------------------------------------------------------------------------------------------------------------------
   ANN R. LEVEN               Trustee         16 Years    Treasurer/Chief Fiscal Officer -         87             Director and
2005 Market Street                                             National Gallery of Art                           Audit Committee
 Philadelphia, PA                                                   (1994 - 1999)                              Chairperson - Andy
       19103                                                                                                    Warhol Foundation

 November 1, 1940                                                                                              Director and Audit
                                                                                                               Committee Member -
                                                                                                                  Systemax Inc.
-----------------------------------------------------------------------------------------------------------------------------------



                                                                                                NUMBER OF              OTHER
                                                                      PRINCIPAL            PORTFOLIOS IN FUND      DIRECTORSHIPS
       NAME,                POSITION(S)                             OCCUPATION(S)           COMPLEX OVERSEEN          HELD BY
      ADDRESS                HELD WITH     LENGTH OF TIME              DURING                  BY TRUSTEE             TRUSTEE
   AND BIRTHDATE              FUND(S)          SERVED               PAST 5 YEARS               OR OFFICER           OR OFFICER
-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES (CONTINUED)

 THOMAS F. MADISON            Trustee           11 Years           President/Chief                 87              Director -
2005 Market Street                                               Executive Officer -                              Banner Health
 Philadelphia, PA                                                MLM Partners, Inc.
       19103                                                  (Small Business Investing                            Director -
                                                                   and Consulting)                             CenterPoint Energy
 February 25, 1936                                            (January 1993 - Present)
                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                               Digital River Inc.

                                                                                                               Director and Audit
                                                                                                               Committee Member -
                                                                                                                     Rimage
                                                                                                                   Corporation

                                                                                                               Director - Valmont
                                                                                                                Industries, Inc.
-----------------------------------------------------------------------------------------------------------------------------------
 JANET L. YEOMANS             Trustee            6 Years      Vice President/Mergers &             87                 None
2005 Market Street                                          Acquisitions - 3M Corporation
 Philadelphia, PA                                             (January 2003 - Present)
     19103
                                                                  Ms. Yeomans has
                                                                    held various
                                                               management positions
   July 31, 1948                                                 at 3M Corporation
                                                                     since 1983.
-----------------------------------------------------------------------------------------------------------------------------------
 J. RICHARD ZECHER            Trustee             Since              Founder -                     87          Director and Audit
2005 Market Street                           March 23, 2005      Investor Analytics                            Committee Member -
 Philadelphia, PA                                                 (Risk Management)                            Investor Analytics
       19103                                                    (May 1999 - Present)
                                                                                                               Director and Audit
   July 3, 1940                                                                                                Committee Member -
                                                                                                                  Oxigene, Inc.

-----------------------------------------------------------------------------------------------------------------------------------
OFFICERS

 MICHAEL P. BISHOF            Senior         Chief Financial    Mr. Bishof has served in           87                 None(3)
2005 Market Street        Vice President      Officer since   various executive capacities
 Philadelphia, PA              and          February 17, 2005   at different times at
       19103              Chief Financial                         Delaware Investments.
                              Officer
  August 18, 1962
-----------------------------------------------------------------------------------------------------------------------------------
  DAVID F. CONNOR         Vice President,  Vice President since  Mr. Connor has served as          87                 None(3)
2005 Market Street        Deputy General    September 21, 2000   Vice President and Deputy
 Philadelphia, PA          Counsel and        and Secretary     General Counsel of Delaware
     19103                   Secretary           since            Investments since 2000.
                                            October 25, 2005
 December 2, 1963
-----------------------------------------------------------------------------------------------------------------------------------
DAVID P. O'CONNOR          Senior Vice   Senior Vice President,  Mr. O'Connor has served in        87                 None(3)
2005 Market Street          President,     General Counsel and  various executive and legal
 Philadelphia, PA         General Counsel  Chief Legal Officer  capacities at different times
       19103                and Chief             since           at Delaware Investments.
                           Legal Officer    October 25, 2005
 February 21, 1966
-----------------------------------------------------------------------------------------------------------------------------------
 JOHN J. O'CONNOR      Senior Vice President    Treasurer       Mr. O'Connor has served in         87                 None(3)
2005 Market Street         and Treasurer          since        various executive capacities
 Philadelphia, PA                           February 17, 2005     at different times at
       19103                                                       Delaware Investments.

   June 16, 1957
-----------------------------------------------------------------------------------------------------------------------------------

(1) Delaware Investments is the marketing name for Delaware Management Holdings, Inc. and its subsidiaries, including the Fund's(s') investment advisor, principal underwriter and its transfer agent.

(2) Mr. Driscoll is considered to be an "Interested Trustee" because he is an executive officer of the Fund's(s') manager and distributor.

(3) Mr. Bishof, Mr. Connor, Mr. David P. O'Connor and Mr. John J. O'Connor also serve in similar capacities for the six portfolios of the Optimum Fund Trust, which have the same investment advisor, principal underwriter, and transfer agent as the registrant.

The Statement of Additional Information for the Fund(s) includes additional information about the Trustees/Directors and Officers and is available, without charge, upon request by calling 800 523-1918.

ABOUT
   THE ORGANIZATION

This annual report is for the information of Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund but may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware International Value Equity Fund, Delaware Emerging Markets Fund, and Delaware International Small Cap Value Fund and the Delaware Investments(R) Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of each Fund. You should read the prospectuses carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in each Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


BOARD OF TRUSTEES                         AFFILIATED OFFICERS                         CONTACT INFORMATION

JUDE T. DRISCOLL                          MICHAEL P. BISHOF                           INVESTMENT MANAGER
Chairman                                  Senior Vice President and                   Delaware Management Company,
Delaware Investments(R) Family of Funds   Chief Financial Officer                     a Series of Delaware Management Business Trust
Philadelphia, PA                          Delaware Investments(R) Family of Funds     Philadelphia, PA
                                          Philadelphia, PA
THOMAS L. BENNETT                                                                     NATIONAL DISTRIBUTOR
Private Investor                          DAVID F. CONNOR                             Delaware Distributors, L.P.
Rosemont, PA                              Vice President, Deputy General Counsel      Philadelphia, PA
                                          and Secretary
JOHN A. FRY                               Delaware Investments(R) Family of Funds     SHAREHOLDER SERVICING, DIVIDEND
President                                 Philadelphia, PA                            DISBURSING AND TRANSFER AGENT
Franklin & Marshall College                                                           Delaware Service Company, Inc.
Lancaster, PA                             DAVID P. O'CONNOR                           2005 Market Street
                                          Senior Vice President, General Counsel      Philadelphia, PA 19103-7094
ANTHONY D. KNERR                          and Chief Legal Officer
Managing Director                         Delaware Investments(R) Family of Funds     FOR SHAREHOLDERS
Anthony Knerr & Associates                Philadelphia, PA                            800 523-1918
New York, NY
                                          JOHN J. O'CONNOR                            FOR SECURITIES DEALERS AND FINANCIAL
LUCINDA S. LANDRETH                       Senior Vice President and Treasurer         INSTITUTIONS REPRESENTATIVES ONLY
Former Chief Investment Officer           Delaware Investments(R) Family of Funds     800 362-7500
Assurant, Inc.                            Philadelphia, PA
Philadelphia, PA                                                                      WEB SITE
                                                                                      www.delawareinvestments.com
ANN R. LEVEN
Former Treasurer/Chief Fiscal Officer
National Gallery of Art                                                               Delaware Investments is the marketing name
Washington, DC                                                                        for Delaware Management Holdings, Inc. and
                                                                                      its subsidiaries.
THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

JANET L. YEOMANS
Vice President/Mergers & Acquisitions
3M Corporation
St. Paul, MN

J. RICHARD ZECHER
Founder
Investor Analytics
Scottsdale, AZ

--------------------------------------------------------------------------------
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q, as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 800 523-1918; (ii) on the Fund's Web site at http://www.delawareinvestments.com; and (iii) on the Commission's Web site at http://www.sec.gov. Each Fund's Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how each Fund voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Fund's Web site at http://www.delawareinvestments.com; and (ii) on the Commission's Web site at http://www.sec.gov.
--------------------------------------------------------------------------------

Delaware
Investments(R)
-----------------------------------
A member of Lincoln Financial Group




CONTACT INFORMATION

WEB SITE
www.delawareinvestments.com

E-MAIL
service@delinvest.com

SHAREHOLDER SERVICE CENTER
800 523-1918

Call the Shareholder Service Center Monday to Friday, 8 a.m. to 7 p.m. Eastern Time:

o   For fund information, literature, price, yield and performance figures.

o For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions and telephone exchanges.

DELAPHONE SERVICE
800 362-FUND (800 362-3863)

o For convenient access to account information or current performance information on all Delaware Investments(R) Funds seven days a week, 24 hours a day, use this Touch-Tone(R) service.

DELAWARE INTERNATIONAL FUNDS SYMBOLS

                         CUSIP                 Nasdaq
                         -----                 ------
Class A                928931104                DVEAX
Class B                928931849                DVEBX
Class C                928931203                DVECX
Class R                928931740                DFSRX

Investment Company Act file number: 811-4547

--------------------------------------------------------------------------------








                                                              Printed in the USA
(9977)                                                             ANN-0512 INTL
AR-034 [11/05] IVES 1/06                                       MF0512097 PO10668

Item 2.  Code of Ethics

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant's Code of Business Ethics has been posted on Delaware Investments' internet website at www.delawareinvestments.com. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this website within five business days of such amendment or waiver and will remain on the website for at least 12 months.

Item 3.  Audit Committee Financial Expert

         The registrant's Board of Trustees/Directors has determined that each member of the registrant's Audit Committee is an audit committee financial expert, as defined below. For purposes of this item, an "audit committee financial expert" is a person who has the following attributes:

         a. An understanding of generally accepted accounting principles and financial statements;

         b. The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

         c. Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant's financial statements, or experience actively supervising one or more persons engaged in such activities;

         d. An understanding of internal controls and procedures for financial reporting; and

         e. An understanding of audit committee functions.

An "audit committee financial expert" shall have acquired such attributes through:

         a. Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

         b. Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

         c. Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

         d. Other relevant experience.

         The registrant's Board of Trustees/Directors has also determined that each member of the registrant's Audit Committee is independent. In order to be "independent" for purposes of this item, the Audit Committee member may not: (i) other than in his or her capacity as a member of the Board of Trustees/Directors or any committee thereof, accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an "interested person" of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

         The names of the audit committee financial experts on the registrant's Audit Committee are set forth below:

         Thomas L. Bennett (1)
         Thomas F. Madison
         Janet L. Yeomans (1)
         J. Richard Zecher

Item 4. Principal Accountant Fees and Services

         (a) Audit fees.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $82,200 for the fiscal year ended November 30, 2005.



-----------------------
(1) The instructions to Form N-CSR require disclosure on the relevant experience of persons who qualify as audit committee financial experts based on "other relevant experience." The Board of Trustees/Directors has determined that Mr. Bennett qualifies as an audit committee financial expert by virtue of his education, Chartered Financial Analyst designation, and his experience as a credit analyst, portfolio manager and the manager of other credit analysts and portfolio managers. The Board of Trustees/Directors has determined that Ms. Yeomans qualifies as an audit committee financial expert by virtue of her education and experience as the Treasurer of a large global corporation.

         The aggregate fees billed for services provided to the registrant by its independent auditors for the audit of the registrant's annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements were $60,200 for the fiscal year ended November 30, 2004.

         (b) Audit-related fees.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $159,700 for the registrant's fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the registrant's financial statements and not reported under paragraph (a) of this Item were $0 for the fiscal year ended November 30, 2004.

         The aggregate fees billed by the registrant's independent auditors for services relating to the performance of the audit of the financial statements of the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $164,700 for the registrant's fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These audit-related services were as follows: issuance of reports concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act; issuance of agreed upon procedures reports to the registrant's Board in connection with the annual transfer agent and fund accounting service agent contract renewals and the pass-through of internal legal cost relating to the operations of the Registrant; and preparation of Report on Controls Placed in Operation and Tests of Operating Effectiveness Relating to the Retirement Plan Services Division ("SAS 70 report").

         (c) Tax fees.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $16,200 for the fiscal year ended November 30, 2005. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's investment adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant were $5,250 for the fiscal year ended November 30, 2004. The percentage of these fees relating to services approved by the registrant's Audit Committee pursuant to the de minimis exception from the pre-approval requirement in Rule 2-01(c)(7)(i)(C) of Regulation S-X was 0%. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

         The aggregate fees billed by the registrant's independent auditors for tax-related services provided to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (d) All other fees.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2005.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2005.

         The aggregate fees billed for all services provided by the independent auditors to the registrant other than those set forth in paragraphs (a), (b) and
(c) of this Item were $0 for the fiscal year ended November 30, 2004.

         The aggregate fees billed for all services other than those set forth in paragraphs (b) and (c) of this Item provided by the registrant's independent auditors to the registrant's adviser and other service providers under common control with the adviser and that relate directly to the operations or financial reporting of the registrant were $0 for the registrant's fiscal year ended November 30, 2004.

         (e) The registrant's Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the "Pre-Approval Policy") with respect to services provided by the registrant's independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Delaware Investments Family of Funds.

----------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                      RANGE OF FEES
----------------------------------------------------------------------------------------------------------------------
AUDIT SERVICES
----------------------------------------------------------------------------------------------------------------------
Statutory audits or financial audits for new Funds                                 up to $25,000 per Fund
----------------------------------------------------------------------------------------------------------------------
Services associated with SEC registration statements (e.g., Form N-1A, Form
N-14, etc.), periodic reports and other documents filed with the SEC or other
documents issued in connection with securities offerings (e.g., comfort letters    up to $10,000 per Fund
for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters
----------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit-related services" rather than "audit services")
----------------------------------------------------------------------------------------------------------------------
AUDIT-RELATED SERVICES
----------------------------------------------------------------------------------------------------------------------
Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or
proposed rules, standards or interpretations by the SEC, FASB, or other            up to $25,000 in the aggregate
regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered "audit services" rather than "audit-related services")
----------------------------------------------------------------------------------------------------------------------
TAX SERVICES
----------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local and international tax planning and advice (e.g.,
consulting on statutory, regulatory or administrative developments, evaluation     up to $25,000 in the aggregate
of Funds' tax compliance function, etc.)
----------------------------------------------------------------------------------------------------------------------
U.S. federal, state and local tax compliance (e.g., excise distribution reviews, up to $5,000 per Fund etc.)
----------------------------------------------------------------------------------------------------------------------
Review of federal, state, local and international income, franchise and other      up to $5,000 per Fund
tax returns
----------------------------------------------------------------------------------------------------------------------


         Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant's investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the "Control Affiliates") up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

----------------------------------------------------------------------------------------------------------------------
SERVICE                                                                                      RANGE OF FEES
----------------------------------------------------------------------------------------------------------------------
NON-AUDIT SERVICES
----------------------------------------------------------------------------------------------------------------------
Services associated with periodic reports and other documents filed with the SEC     up to $10,000 in the aggregate
and assistance in responding to SEC comment letters
----------------------------------------------------------------------------------------------------------------------

         The Pre-Approval Policy requires the registrant's independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

         (f) Not applicable.

         (g) The aggregate non-audit fees billed by the registrant's independent auditors for services rendered to the registrant and to its investment adviser and other service providers under common control with the adviser were $347,260 and $469,909 for the registrant's fiscal years ended November 30, 2005 and November 30, 2004, respectively.

         (h) In connection with its selection of the independent auditors, the registrant's Audit Committee has considered the independent auditors' provision of non-audit services to the registrant's investment adviser and other service providers under common control with the adviser that were not required to be pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X. The Audit Committee has determined that the independent auditors' provision of these services is compatible with maintaining the auditors' independence.

Item 5. Audit Committee of Listed Registrants

         Not applicable.

Item 6.  Schedule of Investments

         Included as part of report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

         Not applicable.

Item 11. Controls and Procedures

         The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

         There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by the report to stockholders included herein (i.e., the registrant's fourth fiscal quarter) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.   Exhibits

(a)  (1) Code of Ethics

         Not applicable.

     (2) Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2 under the Investment Company Act of 1940 are attached hereto as Exhibit 99.CERT.

     (3) Written solicitations to purchase securities pursuant to Rule 23c-1 under the Securities Exchange Act of 1934.

         Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith as Exhibit 99.906CERT.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.


NAME OF REGISTRANT:  Delaware Group Global & International Funds

JUDE T. DRISCOLL
-------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    February 1, 2006

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


JUDE T. DRISCOLL
-------------------------------------
By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    February 1, 2006


MICHAEL P. BISHOF
-------------------------------------
By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    February 1, 2006